UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 SCHEDULE 14A

  Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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 PURE CYCLE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PURE CYCLE CORPORATION
1490 Lafayette Street, Suite 203

 Denver, CO 80218
(303) 292-3456

  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on January 15, 2014

TO PURE CYCLE’S SHAREHOLDERS:

You are cordially invited to attend the annual meeting of shareholders' of Pure Cycle Corporation (the “Company”). The meeting will be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP, on January 15, 2014 at 2:00 p.m. Mountain Time. The purposes of the meeting are to:

1.       Elect a board of six directors to serve until the next annual meeting of shareholders, or until their successors have been duly elected and qualified;

2.       Ratify the appointment of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the 2014 fiscal year;

3.       Approve, on an advisory basis, the compensation of the Company’s named executive officer;

4.       Vote, on an advisory basis, on the frequency of an advisory vote on executive compensation;

5.       Approve the Pure Cycle Corporation 2014 Equity Incentive Plan; and

6.       Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record as of 5:00 p.m. Mountain Time on November 20, 2013 will be entitled to notice of or to vote at this meeting or any adjournment(s) or postponement(s) thereof.

Whether or not you plan to attend, please vote promptly by following the instructions on the Important Notice Regarding the Availability of Proxy Materials or, if you requested a printed set of proxy materials, by completing, signing and dating the enclosed proxy and returning it in the accompanying postage-paid envelope. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scott E. Lehman
Scott E. Lehman, Secretary

December 6, 2013

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PURE CYCLE CORPORATION
1490 Lafayette Street, Suite 203

Denver, CO 80218
(303) 292-3456

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS
To be held on January 15, 2014

ABOUT THE MEETING

This proxy statement is being made available to shareholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (the “Company”) for use at the annual meeting of shareholders of the Company (the “Meeting”) to be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP on January 15, 2014 at 2:00 p.m. Mountain Time or at any adjournment or postponement thereof. This proxy statement will be made available to shareholders on or about December 6, 2013. The cost of soliciting proxies is being paid by the Company. The Company’s officers, directors, and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means.

How can I get access to the proxy materials?

Instructions on how to access the proxy materials, including this proxy statement and the Company’s latest Annual Report on Form 10-K, on-line may be found in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”), as well as instructions to request a printed set of such materials. You may also request the proxy materials by contacting the Company’s transfer agent, Broadridge Corporate Issuer Solutions, by calling 1-800-579-1639, by writing the Company’s Secretary at the Company’s address set forth above, or by visiting www.proxyvote.com and entering the control number from the Notice.

If you would like to receive the Notice via email rather than regular mail in future years, please follow the instructions in the Notice. Choosing to receive future notices by email will help the Company reduce the costs and environmental impact of the Company’s shareholder meetings.

What is the purpose of the Meeting?

At the Meeting, shareholders are asked to act upon the matters outlined above in the Notice of Annual Meeting of Shareholders and as described in this proxy statement. The matters to be considered are (i) the election of directors, (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2014, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officer, (iv) the recommendation, by advisory vote, on the frequency of advisory voting on executive compensation, (v) the approval of the Pure Cycle Corporation 2014 Equity Incentive Plan (the “2014 Plan”), and (vi) such other matters as may properly come before the Meeting. Management will be available to respond to appropriate questions.

Who is entitled to vote and how many votes do I have?

If you were a shareholder of record as of 5:00 p.m. Mountain Time on November 20, 2013 (the “Record Date”), you will be entitled to vote at the Meeting or any adjournments or postponements thereof. On the Record Date, there were 24,037,598 shares of the Company’s 1/3 of $.01 par value common stock (“common stock”) issued and outstanding. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter acted upon. There is no cumulative voting.

How do I vote?

If your shares are held in an account at a bank, brokerage firm, or other nominee in “street name,” you need to submit voting instructions to your bank, brokerage firm, or other nominee in order to cast your vote. If you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee that holds your shares. If you are the shareholder of record, you may vote your shares by following the instructions in the Notice mailed on or about December 6, 2013, or, if you have received a printed set of the proxy materials, you may vote your shares by completing, signing and dating the enclosed proxy card and then mailing it to the Company’s transfer agent in the pre-addressed envelope provided. You may also vote your shares by calling the transfer agent at the number listed on the proxy card or by attending the Meeting in person.

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Can I change or revoke my vote?

A proxy may be revoked by a shareholder any time before it is voted at the Meeting by submission of another proxy bearing a later date, by attending the Meeting and voting in person, or if you are a shareholder of record, by written notice of revocation to the Secretary of the Company.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally shareholders provide written comments on their proxy cards, which are forwarded to management of the Company.

Will my shares held in street name be voted if I do not provide my proxy?

If you hold your shares through a bank, broker, or other nominee, your shares must be voted by the nominee. If you do not provide voting instructions, under the rules of the securities exchanges, the nominee’s discretionary authority to vote your shares is limited to “routine” matters. Proposals 1, 3, 4 and 5 are not considered routine matters for this purpose, so if you do not provide your proxy, your shares will not be voted at the Meeting with respect to these proposals. In this case your shares will be treated as “broker non-votes” and will not be counted for purposes of determining the vote on these proposals.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum at the Meeting for the election of directors and for the other proposals. Abstentions and broker non-votes are counted for the purposes of determining whether a quorum is present at the Meeting.

How many votes are required to approve the proposals?

•	Election of Directors – The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors. This means that the nominees receiving the most votes from those eligible to vote will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees; however, a “withheld” vote or a broker non-vote (defined above) will have no effect on the outcome of the election.

•	Ratification of auditors, advisory vote on executive compensation, approval of the 2014 Plan and other matters – The number of votes cast in favor of the proposal at the Meeting must exceed the number of votes cast against the proposal for the approval of proposals 2, 3, 5 and other matters. For proposals 2, 3, 5 and any other business matters to be voted on, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.” Abstentions and broker non-votes will not be counted as votes for or against a proposal and, therefore, have no effect on the vote. Because your vote on executive compensation is advisory, it will not be binding on the board of directors or the Company. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

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•	Frequency of advisory vote on executive compensation – With respect to the advisory vote regarding the frequency of future executive compensation advisory votes, shareholders may vote for a frequency of every one, two, or three years, or may abstain. The board of directors will consider the option that receives the most votes to be the option selected by our shareholders. Although the vote is advisory and not binding, the board of directors will review and consider the voting results when determining the frequency of shareholder voting on executive compensation. Abstentions and “broker non-votes” will be excluded from the vote and will have no effect on the outcome of the vote.

If no specification is made, then the shares will be voted “FOR” the election as directors of the persons nominated by the board of directors, “FOR” proposal 2, “FOR” proposal 3, as an abstention on proposal 4, “FOR” proposal 5 and otherwise, in accordance with the recommendations of the board of directors.

Does the Company expect there to be any additional matters presented at the Meeting?

Other than the items of business described in this proxy statement, the Company is not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy-holders, Mark W. Harding and Harrison H. Augur, have the discretion to vote your shares on any additional matter properly presented for a vote at the Meeting. If for any unforeseen reason any of the director nominees are not available for election at the date of the Meeting, the named proxy-holders will vote your shares for such other candidates as may be nominated by the board.

When will the results of the voting being announced?

The Company will announce preliminary results at the Meeting and will publish final results in a current report on Form 8-K to be filed within 4 days of the date of the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information as of November 20, 2013, as to the beneficial ownership of shares of the Company’s common stock by (i) each person (or group of affiliated persons) known to the Company to own beneficially 5% or more of the common stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer and (iv) all directors and executive officers as a group. All information is based on information filed by such persons with the Securities and Exchange Commission (the “SEC”) and other information provided by such persons to the Company. Except as otherwise indicated, the Company believes that each of the beneficial owners listed has sole investment and voting power with respect to such shares. On November 20, 2013, there were 24,037,598 common shares outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of November 20, 2013, are included as outstanding and beneficially owned for that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Mark W. Harding **	727,243	[1]	3.03%
Harrison H. Augur **	139,781	[2]	*
Arthur G. Epker III - One International Place, Suite 2401, Boston, MA 02110	24,000	[3]	*
Richard L. Guido **	31,500	[4]	*
Peter C. Howell **	29,500	[5]	*
George M. Middlemas - 225 W. Washington, #1500, Chicago, IL 60606	31,500	[6]	*
All officers and directors as a group (6 persons)	983,524	[7]	4.07%

PAR Capital Management, Inc. / PAR Investment Partners, L.P. / PAR Group, L.P.
One International Place, Suite 2401, Boston, MA 02110	5,982,970	[8]	24.89%
High Plains A&M, LLC - 301 St. Charles Ave., 3rd Floor, New Orleans, LA 70130	1,500,000	[9]	6.24%
Trigran Investments, Inc. / Trigran Investments, L.P.
630 Dundee Road, Suite 230, Northbrook, IL 60062	2,269,977	[10]	9.44%
Riley McCormack Revocable Trust - 2555 Lake Avenue, Miami Beach, FL 33140	1,650,000	[11]	6.86%
RMB Capital Management, LLC - 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603	1,663,529	[12]	6.92%
Tealwood Asset Management, Inc. - 80 South 8th Street, Suite 1225, Minneapolis, MN 55402	1,248,156	[13]	5.19%
* Less than 1%
** Address is the Company's address: 1490 Lafayette Street, Suite 203, Denver, CO 80218

1.	Includes 210,000 shares of common stock held by SMA Investments, LLLP, a limited liability limited partnership controlled by Mr. Harding.

2.	Includes 31,500 shares purchasable by Mr. Augur under options exercisable within 60 days. Includes 10,000 shares of common stock held by Patience Partners, LLC, a limited liability company in which a foundation controlled by Mr. Augur is a 60% member and Mr. Augur is a 20% managing member. Includes 46,111 shares of common stock held by Auginco, a Colorado partnership, which is owned 50% by Mr. Augur and 50% by his wife.

3.	Includes 24,000 shares purchasable by Mr. Epker under options exercisable within 60 days. Excludes all shares of common stock held directly by PAR Investment Partners, L.P. ("PIP"). PAR Capital Management, Inc. ("PCM"), as the general partner of PAR Group, L.P. (“PGL”), which is the general partner of PIP, has investment discretion and voting control over shares held by PIP. No shareholder, director, officer or employee of PCM has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) of any shares held by PIP. Mr. Epker is an officer of PCM and has been a director of the Company since 2007. In his capacity as an officer of PCM, Mr. Epker has sole voting and dispositive power with respect to the shares of common stock held by PIP; however, Mr. Epker disclaims beneficial ownership of the shares held by PIP.

4.	Includes 31,500 shares purchasable by Mr. Guido under options exercisable within 60 days.

5.	Includes 29,000 shares purchasable by Mr. Howell under options exercisable within 60 days.

6.	Includes 31,500 shares purchasable by Mr. Middlemas under options exercisable within 60 days.

7.	Includes the following shares:

a.       210,000 shares held by SMA Investments, LLLP as described in number 1 above,

b.       147,500 shares purchasable by directors and officers under options exercisable within 60 days, and

c.        10,000 shares of common stock held by Patience Partners, LLC, and 46,111 shares of common stock held by Auginco, as described in number 2 above.

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8.	PIP owns directly 5,892,970 shares. PGL, through its control of PIP as general partner, has sole voting and dispositive power with respect to all 5,892,970 shares owned beneficially by PIP. PCM, through its control of PGL as general partner, has sole voting and dispositive power with respect to all 5,892,970 shares owned beneficially by PIP.

9.	This disclosure is based on a Schedule 13G filed by High Plains A&M, LLC (“HP A&M”) on September 11, 2006, and the Company’s knowledge that 1,500,000 shares previously held by HP A&M were sold by the Company in a foreclosure sale on September 27, 2012. By reason of the status of each of H. Hunter White, Mark D. Campbell and M. Walker Baus as a member and manager of HP A&M, each of them is deemed a beneficial owner of these shares. Each of them disclaims beneficial ownership of the shares held by HP A&M except to the extent of his pecuniary interest in the limited liability company.

10.	This disclosure is based on a Schedule 13G/A filed by Trigran Investments, Inc. (“TII”), Trigran Investments, L.P. (“TIL”), Douglas Granat, Lawrence A. Oberman and Steven G. Simon on February 14, 2013. It includes 2,269,977 shares of common stock owned by TIL. By reason of its role as the general partner of TIL, TII may be considered the beneficial owner of the shares owned by TIL. By reason of their role as controlling shareholders and sole directors of TII, each of Douglas Granat, Lawrence A. Oberman and Steven G. Simon may be considered the beneficial owners of shares beneficially owned by TII.

11.	This disclosure is based on a Schedule 13G/A filed by Riley McCormack on January 18, 2013.

12.	This disclosure is based on a Schedule 13G filed by RMB Capital Management, LLC on February 9, 2011.

13.	This disclosure is based on a Schedule 13G filed by Tealwood Asset Management, Inc. (“Tealwood”) on January 17, 2012. Tealwood has sole dispositive power over 1,248,156 and sole voting power over 983,605 shares.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the Company’s directors, director nominees, and executive officer and their positions currently held with the Company.

Name	Age	Position
Mark W. Harding	50	Director, President, CEO and CFO *
Harrison H. Augur	71	Chairman of the Board *
Arthur G. Epker, III	51	Director *
Richard L. Guido	69	Director *
Peter C. Howell	64	Director *
George M. Middlemas	67	Director *
* Director nominee

The principal occupation and other information about each of the individuals listed above, including the period during which each has served as director or officer can be found beginning on page 17.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

The Company’s board of directors has chosen to separate the positions of Chief Executive Officer (“CEO”) and Chairman of the board. Keeping these positions separate allows the Company’s CEO to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day operations and allows the Company’s Chairman to lead the board of directors in its oversight and advisory roles. Because of the many responsibilities of the board of directors and the significant time and effort required by each of the Chairman and the CEO to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The board of directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

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Board Risk and Oversight

Our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of the Company’s full board of directors, the Company’s CEO is responsible for the day-to-day management of the material risks the Company faces. In its oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Annually, the board of directors holds strategic planning sessions with management to discuss strategies, key challenges, risks and opportunities for the Company. This involvement of the board of directors in setting the Company’s business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk, and its determination of what constitutes an appropriate level of risk for the Company. Additionally, the board of directors regularly receives updates from management regarding certain risks the Company faces, including various operating risks. Management attends meetings of the board of directors and its committees on a regular basis, and as is otherwise needed, and are available to address any questions or concerns raised by the board on risk management and any other matters.

The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the Company’s risk-related internal controls, internal investigations, and enterprise risks, generally. The Nominating and Corporate Governance Committee (the “Nominating Committee”) oversees the Company’s corporate governance guidelines and governance-related risks, such as board independence, as well as management and director succession planning. The Compensation Committee oversees risks related to compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with the Company’s business strategy that do not encourage excessive risk-taking.

Board Membership and Director Independence

Director Independence – At least a majority of the members of the board and all members of the board's Audit, Compensation, and Nominating Committees must be independent in accordance with the listing standards of The NASDAQ Stock Market. The board has determined that five of the six current members, Messrs. Augur, Epker, Guido, Howell, and Middlemas, are independent pursuant to the standards of The NASDAQ Stock Market.

Terms of Directors and Officers – All directors are elected for one-year terms which expire at the annual meeting of shareholders or when their successors are duly elected and qualified. The Company’s officers are elected annually by the board of directors and hold office until their successors are duly elected and qualified.

Family Relationships of Directors and Officers – None of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.

Board Meetings Held – The board of directors and each of the standing committees described below meet throughout the fiscal year on a set schedule. They also hold special meetings and act by written consent from time to time as appropriate. The Company’s independent directors meet regularly in executive sessions without management present. The executive sessions of independent directors are held in conjunction with each regularly scheduled board meeting.

During the fiscal year ended August 31, 2013, the board of directors held two (2) meetings. All board members attended 75% or more of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which the director served. All of the Company’s board members are expected to attend the annual meeting. All of the Company’s board members attended the 2013 Annual Meeting except Mr. Guido.

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Committees

The Board has three standing committees: Audit Committee, Compensation Committee and Nominating Committee. Each of the committees regularly reports on its activities and actions to the full board of directors.

Membership in the standing committees for 2013 is set forth below:

Fiscal 2013 Committee Membership
Director	Audit Committee	Compensation Committee	Nominating Committee
M. Harding	—	—	—
H. Augur	X	X	X
A. Epker	—	X	X
R. Guido	X	—	Chair
P. Howell	Chair	—	—
G. Middlemas	—	Chair	—

Audit Committee – The Audit Committee consists of Mr. Howell (Chair) and Messrs. Augur and Guido. The board of directors has determined that all of the members of the Audit Committee are “independent” within the meaning of the listing standards of The NASDAQ Stock Market and the SEC rules governing audit committees. In addition, the board has determined that Mr. Howell meets the SEC criteria of an “audit committee financial expert” by reason of his understanding of Accounting Principles Generally Accepted in the United States of America (“GAAP”) and the application of GAAP, his education, his experiences as an auditor and chief financial officer, and his understanding of financial statements. See Mr. Howell’s biography under Election of Directors (Proposal No. 1) for additional information.

The functions to be performed by the Audit Committee include the appointment, retention, compensation and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Audit Committee Charter is available on the Company’s website at www.purecyclewater.com. The Audit Committee held five (5) meetings during the fiscal year ended August 31, 2013. In addition, the Audit Committee Chair met twice with the auditors during the fiscal year ended August 31, 2013.

Compensation Committee – The Compensation Committee consists of Mr. Middlemas (Chairman) and Messrs. Augur and Epker. The board of directors has determined that all members of the Compensation Committee are “independent” with the meaning of the listing standards of The NASDAQ Stock Market. The functions to be performed by the Compensation Committee include establishing the compensation of officers, evaluating the performance of officers and key employees, and administering employee incentive compensation plans. The Compensation Committee typically meets with the CEO to obtain information about employee performance and compensation recommendations. It also has the authority to engage outside advisors to assist the committee with its functions. The Compensation Committee has the power to delegate authority to the CEO or a subcommittee to make certain determinations with respect to compensation for employees who are not executive officers. The Company’s Compensation Committee Charter is available on the Company’s website at www.purecyclewater.com. The Compensation Committee held two (2) meetings during the fiscal year ended August 31, 2013.

Nominating and Corporate Governance Committee – The Nominating Committee consists of Messrs. Guido (Chairman), Epker and Augur. The board of directors has determined that all the members of the Nominating Committee are “independent” within the meaning of the listing standards of The NASDAQ Stock Market. The principal responsibilities of the Nominating Committee are to identify and nominate qualified individuals to serve as members of the board and to make recommendations to the board with respect to director compensation. In addition, the Nominating Committee is responsible for establishing the Company’s Corporate Governance Guidelines and evaluating the board and its processes. In selecting nominees for the board, the Nominating Committee is seeking a board with a variety of experience and expertise, and in selecting nominees it will consider business experience in the industry in which the Company operates, financial expertise, independence from the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and a reputation for integrity and professionalism. The Company does not have a formal policy with respect to the consideration of diversity in identifying director nominees, but it considers diversity as part of its overall assessment of the board’s functions and needs. Nominees must be at least 21 years of age and less than 75 on the date of the annual meeting, unless the Nominating Committee waives such requirements. Identification of prospective board members is done by a combination of methods, including word-of-mouth in industry circles, inquiries of outside professionals and recommendations made to the Company. The Nominating Committee Charter is available on the Company’s website at www.purecyclewater.com. The Nominating Committee held two (2) meetings during the fiscal year ended August 31, 2013.

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The Nominating Committee will consider nominations for director made by shareholders of record entitled to vote. In order to make a nomination for election at the 2014 annual meeting, a shareholder must provide notice, along with supporting information (discussed below) regarding such nominee, to the Company's Secretary by August 7, 2013, in accordance with the Company’s bylaws. The Nominating Committee evaluates nominees recommended by shareholders utilizing the same criteria it uses for other nominees.

Each shareholder recommendation should be accompanied by the following:

•	The full name, address, and telephone number of the person making the recommendation, and a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of the Company’s shares but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of the Company’s next annual meeting;

•	The full name, address, and telephone number of the candidate being recommended, information regarding the candidate’s beneficial ownership of the Company’s equity securities, any business or personal relationship between the candidate and the person making the recommendation, and an explanation of the value or benefit the person making the recommendation believes the candidate would provide as a director;

•	A statement signed by the candidate that he or she is aware of and consents to being recommended to the Nominating Committee and will provide such information as the Nominating Committee may request for its evaluation of candidates;

•	A description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any areas of particular expertise;

•	Information about any business or personal relationships between the candidate and any of the Company’s customers, suppliers, vendors, competitors, directors or officers, or other persons with any special interest regarding any transactions between the candidate and the Company; and

•	Any information in addition to the above about the candidate that would be required to be included in the Company’s proxy statement (including without limitation information about legal proceedings in which the candidate has been involved within the past ten years).

Compensation Committee Interlocks and Insider Participation – No interlocking relationship exists between any member of the board of directors or the Compensation Committee and any other company’s board of directors or compensation committee.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for its directors, officers and employees, which is available on the Company’s website at www.purecyclewater.com.

Shareholder Communications with the Board

The board of directors has adopted a policy for shareholders to send communications to the board. The policy is available on the Company’s website. Shareholders wishing to send communications to the board may contact the Chairman of the board at the Company’s principal place of business or e-mail chairman@purecyclewater.com. All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.

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Director Compensation

Directors who are employees of the Company receive no fees for board service. Currently, Mr. Harding is the only director who is also an employee. Each non-employee director receives a payment of $10,000 for each full year in which he or she serves as a director, with an additional payment of $1,000 for each committee on which he or she serves, and $1,000 for serving as chairman of the board. Directors receive $500 for attendance at each board meeting and, if committee meetings are held separately from board meetings, each director receives $500 for attendance at such committee meetings.

The following table sets forth summary information concerning the compensation paid to the Company’s non-employee directors in fiscal 2013 for services to the Company:

Director Compensation
	Fees Earned or Paid in Cash	Option Awards (1)	Total
Name	($)	($)	($)
H. Augur (2)	15,500	15,400	30,900
A. Epker (3)	13,000	15,400	28,400
R. Guido (4)	14,000	15,400	29,400
P. Howell (5)	14,500	15,400	29,900
G. Middlemas (6)	12,000	15,400	27,400

(1)	In addition to cash compensation, pursuant to the Pure Cycle Corporation 2004 Incentive Plan, as amended (the “2004 Plan”), each non-employee director receives an option to purchase 5,000 shares of common stock upon initial election or appointment to the board (which vest one half at each of the first and second anniversary dates of the grant) and an option to purchase 6,500 shares for each subsequent full year in which he or she serves as a director, which options vest one year from the date of grant. The amounts in this column represent the aggregate grant date fair value of options granted during the Company’s fiscal year ended August 31, 2013, as computed in accordance with FASB ASC Topic 718. For more information about how the Company values and accounts for share-based compensation see Note 8 – Shareholders’ Equity to the Company’s audited consolidated financial statements for the year ended August 31, 2013, which are included in the Company’s 2013 Annual Report on Form 10-K.

(2)	The $15,500 earned by Mr. Augur is comprised of: $10,000 for serving on the board, $1,000 for being chairman of the board, $3,000 for serving on three committees, and $1,500 for attendance at board and committee meetings ($500 per meeting). Mr. Augur had 31,500 options outstanding as of August 31, 2013, all of which are exercisable within 60 days of the filing of this proxy statement.

(3)	The $13,000 earned by Mr. Epker is comprised of: $10,000 for serving on the board, $2,000 for serving on two committees, and $1,000 for attendance at board and committee meetings ($500 per meeting). Mr. Epker had 24,000 options outstanding as of August 31, 2013, all of which are exercisable within 60 days of the filing of this proxy statement.

(4)	The $14,000 earned by Mr. Guido is comprised of: $10,000 for serving on the board, $2,000 for serving on two committees, and $2,000 for attendance at board and committee meetings ($500 per meeting). Mr. Guido had 31,500 options outstanding as of August 31, 2013, all of which are exercisable within 60 days of the filing of this proxy statement.

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(5)	The $14,500 earned by Mr. Howell is comprised of: $10,000 for serving on the board, $1,000 for serving on one committee, and $3,000 for attendance at board and committee meetings ($500 per meeting). Mr. Howell had 29,000 options outstanding as of August 31, 2013, all of which are exercisable within 60 days of the filing of this proxy statement.

(6)	The $12,000 earned by Mr. Middlemas is comprised of: $10,000 for serving on the board, $1,000 for serving on one committee, and $1,000 for attendance at board and committee meetings ($500 per meeting). Mr. Middlemas had 31,500 options outstanding as of August 31, 2013, all of which are exercisable within 60 days of the filing of this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Persons Covered

This compensation discussion and analysis addresses compensation for fiscal 2013 for Mark W. Harding, the Company’s President, CEO and Chief Financial Officer (“CFO”) and its only executive officer.

Summary

The Company’s compensation plan is designed to attract, retain and motivate quality executive talent critical to the Company’s growth and success. The compensation plan is structured to reward the executive officer of the Company with competitive total pay opportunities through a compensation mix that emphasizes cash and non-cash incentives and merit-based salary increases, while de-emphasizing entitlements and perquisites.

Due to modest achievements in fiscal 2012, in August 2012 the Compensation Committee recommended and the board of directors approved maintaining Mr. Harding’s salary for fiscal 2013 at the same level as it had been for fiscal 2012. In August 2013, in recognition of the many positive achievements in fiscal 2013, the Compensation Committee recommended and the board approved a cash bonus award and a stock option award for Mr. Harding and a salary increase for fiscal 2014 from $262,500 to $275,000.

2013 Achievements

The Company’s 2013 financial results improved compared to 2012, although it continues to operate at a loss in part due to the significant decline in new home construction in Colorado which started in 2006 and only recently has begun to improve. Due in large part to the efforts and leadership of Mr. Harding, the Company achieved a number of financial and strategic objectives during fiscal 2013, including:

•	A 175% increase in water revenues due to an increase in water sold for hydraulic fracturing (“fracking”);

•	The acquisition of approximately $7 million of defaulted promissory notes payable by HP A&M and initiation of foreclosure proceedings on 38 properties to clear title to the properties and obtain any mineral rights owned by HP A&M to recover amounts paid by the Company to resolve the HP A&M defaults;

•	The addition of farm income of approximately $1,241,900 due to the termination of the property management agreement with HP A&M;

•	Entry into a strategic service agreement with the Town of Bennett;

•	The Company has rehabilitated or is in the process of rehabilitating five of the East Cherry Creek Valley Water and Sanitation District System (“ECCV”) wells and has added approximately 2,500 ft of 8” buried line so that the Company can deliver water directly to the fracking industry both on and off of the Lowry range;

•	Expansion of water delivery capacity to approximately 500,000 gallons per day to meet customer demand for frack water;

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•	Negotiation of agreements to sell approximately 1,603 acres of land along with 3,397 Fort Lyon Canal Company shares associated with this land for approximately $5.7 million;

•	Through an agreement with the Rangeview Metropolitan District, the Company has worked with regional water suppliers, including Denver Water and Aurora Water, to participate in a cooperative water project known as the Water Infrastructure Supply Efficiency partnership (“WISE”) which seeks to develop regional infrastructure which would interconnect water transmission systems of members to develop additional water supplies for the Denver region; and

•	Completion of a multi-truck load out facility to provide frack water.

Compensation Philosophy

The Company’s executive compensation program is administered by the Compensation Committee of the board of directors. The Compensation Committee is composed of Messrs. Middlemas, Augur and Epker, three independent, non-employee directors. The Compensation Committee reviews the performance and compensation level for the CEO and makes recommendations to the board of directors for final approval. The Compensation Committee also determines equity grants under the 2004 Incentive Plan, if any. The CEO may provide information to the Compensation Committee regarding his compensation; however, the Compensation Committee makes the final determination on the executive compensation recommendation to the board. Final compensation determinations are generally made in August at the end of the Company’s fiscal year. The following outlines the philosophy and objectives of the Company’s compensation plan.

The objectives of the Company’s compensation plan are to correlate executive compensation with the Company’s objectives and overall performance and to enable the Company to attract, retain and reward executive officers who contribute to its long-term growth and success. The compensation plan is designed to create a mutuality of interest between executive and shareholders through equity ownership programs and to focus the executive’s attention on overall corporate objectives, in addition to the executive’s personal objectives.

The goal of the Compensation Committee is to provide a compensation package that is competitive with compensation practices of companies with which the Company competes, provides variable compensation that is linked to achievement of the Company’s operational performance goals, and aligns the interests of the executive officer and employees with those of the shareholders of the Company. Additionally, the Compensation Committee’s goal is to design a compensation package that falls within the mid-range of the packages provided to executives of similarly sized corporations in like industries.

Generally, the executive officer receives a base cash salary and an opportunity to earn a cash bonus based on attainment of predetermined objectives at the discretion of the Compensation Committee. Long-term equity incentives are also considered. The mixture of cash and non-cash compensation items is designed to provide the executive with a competitive total compensation package while not using an excessive amount of the Company’s cash or overly diluting the equity positions of its shareholders. The Company’s executive officer does not receive any perquisites or personal benefits. The executive officer is eligible for the same benefits available to all Company employees. Currently, this includes participation in a tax-qualified 401(k) plan, health and dental plans.

Compensation of the Company’s CEO

The current compensation program for the Company’s CEO consists of the following:

Base Salary – In August 2012, the Compensation Committee reviewed and recommended a salary for the CEO for the fiscal year ended August 31, 2013. Mr. Harding’s base salary was established by the Compensation Committee based upon publicly available compensation data for executive officers in comparable companies in the water development industry, job responsibilities, level of experience, individual performance and contributions to the business throughout his career with the Company, and Mr. Harding’s achievements in fiscal 2012.

In making the base salary decision, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. While the Compensation Committee reviewed competitive compensation data, it did not benchmark Mr. Harding’s compensation to that of any other company. In August 2012, the Compensation Committee recommended that Mr. Harding’s salary remain at $262,500 for fiscal 2013. The board approved the Compensation Committee’s recommendation. In August 2013 the Compensation Committee recommended and the board of directors approved a salary increase to $275,000 to be effective for fiscal 2014.

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Incentive Bonus – The Compensation Committee’s goal in granting incentive bonuses is to tie a portion of the CEO’s compensation to the operating performance of the Company and to the CEO’s individual contribution to the Company. The Compensation Committee did not benchmark the CEO’s bonus to that of executive officers at other companies. In formulating recommendations for bonus compensation for Mr. Harding, the Compensation Committee considered a number of factors, including, among other things: (i) the extraordinary efforts put forth by Mr. Harding in handling the defaults by HP A&M on $9.6 million of promissory notes secured by deeds of trust on the Company’s Arkansas River land and water rights and the foreclosures and lawsuits associated with these defaults; (ii) the progress made by Mr. Harding and the Company in achieving the objectives established by the Compensation Committee for fiscal 2013 (as discussed below); (iii) Mr. Harding’s experience, talents and skills, and the importance thereof to the Company; and (iv) the potential availability of better paying positions for officers with Mr. Harding’s experience and skills.

Development and operation of water and wastewater systems requires long-term planning to meet anticipated future needs of customers, balancing concerns of constructing expensive infrastructure in advance of customer demand with concerns of not being prepared for increased customer demands. The strategy and objectives of the Company must of necessity address the needs of customers over a lifetime. Additionally, development of the areas to be served by the Company’s water systems is a process that is anticipated to take many years and involves many factors which are not within the Company’s control, including, but not limited to the decisions of the State Land Board of Colorado (the “Land Board”) with respect to development of the Lowry Range; housing markets; and competing agendas of governmental entities, developers, environmental groups, conservation groups and agricultural interests. Therefore, performance plan objectives established by the Compensation Committee for the CEO and other key personnel tend to be long range objectives which cannot reasonably be expected to be completed in the course of a single year. Additionally, the Compensation Committee designs the plan to award performance without encouraging inappropriate risk taking.

In August 2012, the Compensation Committee recommended and the board of directors approved establishing a performance plan for fiscal 2013. The Compensation Committee structured the performance plan to provide for a maximum bonus payout for Mr. Harding based on a potential award equal to 100% of his salary with the following targets:

Less than Substantial Progress	Substantial Progress on Plan	Meet Plan	Exceed Plan
Discretionary	75% – 99%	100%	Up to 150%

The 2013 performance plan was comprised of a number of corporate, nonfinancial objectives, long-term and strategic in nature, including the following objectives: (i) entering into agreements to sell fracking water; (ii) expansion of water delivery capabilities; (iii) negotiations with the Land Board to obtain certain corporate objectives and protect the Company’s rights on the Lowry Range; (iv) evaluating transactions regarding Sky Ranch; (v) executing an agreement with a municipality on favorable terms to the Company; (vi) repurchasing debt defaulted on by HP A&M; (vii) selling certain farms and FLCC shares; (viii) initiating foreclosure remedies against the properties subject to the HP A&M notes and deeds of trust; and (ix) entering into the WISE agreement. The plan also included corporate strategic objectives the disclosure of which the Company believes would cause competitive harm. The Compensation Committee believed that the achievement of each performance objective, including the undisclosed goals, would be extraordinarily difficult and that it was unlikely that the CEO and key employees would be able to fully achieve them.

In August 2013, the Compensation Committee reviewed the Company’s operating results for fiscal 2013 and evaluated the Company’s success in achieving the performance plan objectives. The Compensation Committee determined that a bonus was warranted in recognition of Mr. Harding’s success in achieving or making significant progress toward achieving 85% of the objectives established in the 2013 performance plan. The Compensation Committee recommended awarding, and the board authorized awarding, Mr. Harding a discretionary bonus of $80,000 in fiscal 2013, as well as a stock option to purchase 100,000 shares of common stock, as described below.

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Long-Term Equity Incentives – The goal of long-term equity incentive compensation is to align the interests of the CEO with those of the Company’s shareholders and to provide the CEO with a long-term incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options and other equity based awards directly motivate an executive to maximize long-term shareholder value. The philosophy of the Compensation Committee in administering the Company’s 2004 Plan is to tie the number of stock options and shares of stock awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee to the Company. The Compensation Committee recommended awarding, and the board authorized awarding, Mr. Harding a non-statutory stock option to purchase 100,000 shares of the Company’s common stock in recognition of his performance during the fiscal year ended August 31, 2013, noting that Mr. Harding had not received any equity incentive awards since 2007 and determining that it would be preferable to recognize his achievements with a mix of cash and long-term incentives.

Discussion with Respect to Qualifying Compensation for Deductibility

Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its CEO and its other four most highly compensated executive officers. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code, because the Company does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Compensation Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

Stock Ownership Requirements for Executive Officers

While the Company has not established stock ownership guidelines for its executive officer, at August 31, 2013, the Company’s CEO owned stock with a market value of approximately of fourteen times his base salary, which is in excess of the five times base salary multiple that is the median multiple for the Top 100 of S&P 500 companies and excess of the six times base salary that the Institutional Shareholder Services (“ISS”) defines as “robust” ownership, earning such companies the highest score on the item form ISS.

Executive Compensation Tables

The Company’s CEO, Mr. Harding, is the Principal Executive Officer and the Principal Financial Officer of the Company and its only executive officer. Therefore, all tables contained in this section relate solely to Mr. Harding.

Summary Compensation Table

Summary Compensation Table
Name and Principal Position	Fiscal Year	Base Salary	Bonus	Option Awards (1)	Total
		($)	($)	($)	($)
Mark W. Harding	2013	262,500	80,000	427,099	769,599
President,	2012	262,500	25,000	—	287,500
CEO and CFO	2011	250,000	135,000	—	385,000

(1)	The amount in this column represents the aggregate grant date fair value of stock options awarded in fiscal 2013 as computed in accordance with FASB ASC Top 718. See Note 8 – Shareholders’ Equity to the Company’s audited consolidated financial statements for the year ended August 31, 2013, which are included in our 2013 Annual Report on Form 10 K for a description of the assumptions used to value option awards and the manner in which the Company recognizes the related expense pursuant to FASB ASC Topic 718.

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Grants of Plan Based Awards – The following table sets forth certain information regarding option awards granted to the named executive officer pursuant to the 2004 Plan during the year ended August 31, 2013:

Grants of Plan-Based Awards
All Other
		Option Awards:	Exercise or	Grant Date
		Number of	Base Price	Fair Value of
		Securities	of Option	Stock and
	Grant	Underlying	Awards	Option
Name	Date	Options (1)	($/Sh)	Awards (2)
Mark W. Harding	8/14/2013	100,000	$5.88	$427,099

(1)	The option award was granted and approved on the same date with an exercise price equal to the closing market price of the Company’s common stock on the date of grant. The option award vests in three equal installments on each of the first, second and third anniversary dates of the grant and will expire ten years from date of grant.

(2)	Reflects the grant date fair value estimated using the Black-Scholes option pricing model as computed in accordance with FASB ASC 718.

Outstanding Equity Awards at Fiscal Year-End – The following table summarizes certain information regarding outstanding option awards held by the named executive officer at August 31, 2013. There are no other types of equity awards outstanding.

Outstanding Equity Awards at Fiscal Year-End

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options	Exercise	Expiration
Name	Exerciseable	(#) Unexerciseable (1)	Price	Date
Mark W. Harding	—	100,000	$5.88	8/14/2023

(1)	One-third of the total number of shares of common stock subject to the option will vest on each of the first, second and third anniversary of the grant date, August 14, 2013.

Option Exercises and Stock Vested – Mr. Harding did not exercise any options or have any stock vest during the year ended August 31, 2013. Therefore, the Company omitted the Option Exercise and Stock Vested table.

Pension Benefits – The Company does not offer pension benefits. Therefore, the Company omitted the Pension Benefits Table.

Non-Qualified Deferred Compensation – The Company does not have any non-qualified deferred compensation plans. Therefore, the Company has omitted the Non-Qualified Deferred Compensation Table.

Termination or Change-in-Control Payments – The Company does not have any plan or arrangement that provides for payments to the executive officer in connection with a termination or change of control.

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Compensation Committee Report1

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the Committee’s review and discussion with management, has recommended to the full board of directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting.

Respectfully submitted by the Compensation Committee of the Board of Directors

/s/ George M. Middlemas (Chairman)

/s/ Harry H. Augur

/s/ Arthur G. Epker, III

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the board of directors is comprised of independent directors and operates under a written charter adopted by the board of directors. The Audit Committee charter is reassessed and updated as needed in accordance with applicable rules of the SEC and The NASDAQ Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended August 31, 2013 with the Company’s independent auditors, GHP Horwath, P.C. (“GHP”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee meets with GHP, with and without management present, to discuss the results of their examination and the overall quality of the Company’s financial reporting. The Audit Committee discussed and reviewed with GHP all communications required by generally accepted auditing standards, including those described in Auditing Standard No. 16, Communications with Audit Committees. GHP also provided the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB for independent auditor communications with the Audit Committee concerning independence. The Audit Committee also confirmed GHP’s independence with GHP.

Based on the foregoing, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Form 10-K for the fiscal year ended August 31, 2013.

/s/ Peter C. Howell (Chairman)

 /s/ Harrison H. Augur

 /s/ Richard L. Guido

1 These reports are not “soliciting material,” are not deemed “filed” with the Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language in any such filing, except to the extent the Company specifically references one of these reports.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Related Parties

Arkansas River Transaction with HP A&M – The Company owns approximately 60,000 acre feet of water rights in the Arkansas River together with approximately 16,700 acres of irrigated farm land in southeastern Colorado. The Company acquired this water and land from HP A&M pursuant to an asset purchase agreement dated May 10, 2006 (the “Arkansas River Agreement”). As consideration for these assets, the Company issued HP A&M 3,000,000 shares of its common stock. As a result of this acquisition HP A&M owned more than 5% of the outstanding shares of common stock of the Company and became a related party. The Company also granted HP A&M the right to receive ten percent (10%) of gross proceeds, or the equivalent thereof, from the sale of the next 40,000 water taps (the “Tap Participation Fee” or “TPF”), which was valued at approximately $45.6 million at the acquisition date. The Tap Participation Fee is due and payable once the Company sells a water tap and receives the consideration due for such water tap. In conjunction with the Arkansas River Agreement the Company also entered into a property management agreement pursuant to which HP A&M agreed to manage the farm properties (the “Property Management Agreement”). Effective as of September 1, 2011, (i) HP A&M elected to increase the Tap Participation Fee percentage from 10% to 20% and take a corresponding 50% reduction in the number of taps subject to the Tap Participation Fee and (ii) pursuant to the Property Management Agreement, the Company began allocating 26.9% of the Net Revenues (defined as all lease and related income received from the farms less employee expenses, direct expenses for managing the leases and a reasonable overhead allocation) paid to HP A&M against the Tap Participation Fee. Although the Company did not sell any water taps during the years ended August 31, 2013 or 2012, the Company allocated Net Revenues in the amount of $189,700 in fiscal 2012 to the Tap Participation Fee liability and additional paid-in capital (due to HP A&M being a related party).

60 of the 80 properties the Company acquired from HP A&M are subject to outstanding promissory notes payable to third parties with principal and accrued interest totaling $7.9 million and $9.6 million at August 31, 2013 and 2012, respectively. These promissory notes are secured by deeds of trust on the Company’s Arkansas River properties and water rights. Commencing in the third quarter of fiscal year 2012 and since that date, HP A&M has defaulted on all of the notes and deeds of trust. Although the Company is not legally responsible for paying these notes, if the Company does not cure the defaults, it would lose over 75% of the Arkansas River properties and a comparable percentage of water rights. The Company has a right to collect from HP A&M any amounts the Company spends to cure the defaulted notes. As a consequence of these defaults, the Company terminated the Property Management Agreement in August 2012 and, in September 2013, sold 1.5 million shares of Company common stock owned by HP A&M which were pledged by HP A&M to secure the payment and performance of the promissory notes.

In fiscal 2013, the Company acquired from third parties approximately $7 million of the promissory notes that are payable by HP A&M in exchange for a combination of cash and secured notes payable by the Company. The majority of the notes issued by the Company have a five-year term, bear interest at an annual rate of 5% and require semi-annual payments with a straight-line amortization schedule. The notes purchased by the Company continue to be due and payable by HP A&M to the Company as the new holder. Accordingly, the Company has recorded the entire amount of the HP A&M notes as a receivable from HP A&M.

During the 2013 fiscal year four farms and one FLCC certificate representing water only went through foreclosure proceedings. In accordance with the Company’s remedies pursuant the Arkansas River Agreement, the Company exercised its right to reduce the TPF as a result of these foreclosures. The Company reduced the number of taps subject to the TPF by 2,233 and the discounted present value of the TPF by approximately $10.3 million. Subsequent to fiscal 2013, an additional three farms and 1,832 FLCC shares went through foreclosure proceedings resulting in a further reduction of taps subject to the TPF by 3,364 taps and the discounted present value of the TPF by approximately $11.7 million, leaving 13,830 taps subject to the TPF.

Review and Approval of Related Party Transactions

It is the Company’s policy as set forth in its Code of Business Conduct and Ethics that actual or apparent conflicts of interest are to be avoided if possible and must be disclosed to the board of directors. Pursuant to the Code of Business Conduct and Ethics, any transaction involving a related party must be reviewed and approved by the Audit Committee. Additionally, the Audit Committee Charter requires the Audit Committee to review any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. The Code also provides non-exclusive examples of conduct which would involve a potential conflict of interest and requires any material transaction involving a potential conflict of interest to be approved in advance by the board. If a waiver from the Code is granted to an executive officer or director, the nature of the waiver will be disclosed on the Company’s website, in a press release, or on a current report on Form 8-K.

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The Company annually requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that solicits information about related party transactions. The Company’s board of directors and outside legal counsel review all transactions and relationships disclosed in the directors’ and officers’ questionnaire, and the board makes a formal determination regarding each director’s independence. If a director is determined to no longer be independent, such director, if he or she serves on any of the Audit Committee, the Nominating Committee, or the Compensation Committee, will be removed from such committee prior to (or otherwise will not participate in) any future meeting of the committee. If the transaction presents a conflict of interest, the board of directors will determine the appropriate response.

ELECTION OF DIRECTORS
(Proposal No. 1)

As of the date of the Meeting, the number of members of the board of directors will be fixed at six. The board of directors nominates the following persons currently serving on the board for reelection to the board: Mark W. Harding, Harrison H. Augur, Arthur G. Epker, III, Richard L. Guido, Peter C. Howell, and George M. Middlemas.

Set forth below are the names of all nominees for director, all positions and offices with the Company held by each such person, the period during which each has served as such, and the principal occupations and employment of and public company directorships held by such persons during at least the last five years, as well as additional information regarding the skills, knowledge and experience with respect to each nominee which has led the board of directors to conclude that each such nominee should be elected or re-elected as a director of the Company.

Mark W. Harding. Mr. Harding joined the Company in April 1990 as Corporate Secretary and Chief Financial Officer. He was appointed President of the Company in April 2001, CEO in April 2005, and a member of the board of directors in February 2004. Mr. Harding brings a background in investment banking and public finance, having worked from 1988 to 1990 for Price Waterhouse’s management consulting services where he assisted clients in public finance and other investment banking related services. In determining Mr. Harding’s qualifications to be on the board of directors, the board of directors considered, among other things, that Mr. Harding is the President and a board member of the Rangeview Metropolitan District and serves on a number of advisory boards relating to water and wastewater issues in the Denver region, including a statewide roundtable created by the Colorado legislature charged with identifying ways in which Colorado can address the water shortages facing Front Range cities including Denver and Colorado Springs. Mr. Harding earned a B.S. Degree in Computer Science and a Masters in Business Administration in Finance from the University of Denver.

Harrison H. Augur. Mr. Augur joined the board and was elected Chairman in April 2001. For more than 20 years, Mr. Augur has been involved with investment management and venture capital investment groups. Mr. Augur has been a managing member of Patience Partners, LLC since 1999. Mr. Augur received a Bachelor of Arts degree from Yale University, an LLB degree from Columbia University School of Law, and an LLM degree from New York University School of Law. In determining Mr. Augur’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and law.

Arthur G. Epker, III. Mr. Epker was appointed to the board in August 2007. Since 1992, Mr. Epker has been a Vice President and partner of PAR Capital Management, Inc., an investment adviser. In that capacity, Mr. Epker manages a portion of the assets of PAR Investment Partners, L.P., a private investment fund. Mr. Epker is also a director of Champions Oncology, Inc. and The Steppingstone Foundation. Mr. Epker received his undergraduate degree in computer science and economics with highest distinction from the University of Michigan and received a Master of Business Administration from Harvard Business School. In determining Mr. Epker’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and investment management.

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Richard L. Guido. Mr. Guido served as a member of the Company’s board from July 1996 through August 31, 2003, and rejoined the board in 2004. Mr. Guido was Associate General Counsel of DeltaCom, Inc., a telecommunications company, from March 2006 to March 2007. From 1980 through 2004, Mr. Guido was an employee of Inco Limited, a Canadian mining company (now known as Vale). While at Inco Mr. Guido served as Associate General Counsel of Inco Limited and served as President, Chief Legal Officer and Secretary of Inco United States, Inc., now known as Vale Americas, Inc. Mr. Guido received a Bachelor of Science degree from the United States Air Force Academy, a Master of Arts degree from Georgetown University, and a Juris Doctor degree from the Catholic University of America. In determining Mr. Guido’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance, law and natural resource development.

Peter C. Howell. Mr. Howell was appointed to fill a vacancy on the board in February 2005. From 1997 to present, Mr. Howell has served as an officer, director or advisor to various business enterprises in the area of acquisitions, marketing and financial reporting. From August 1994 to August 1997, Mr. Howell served as the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health-O-Meter), and from 1989 to 1994 Mr. Howell served as Chief Executive Officer and a director of Mr. Coffee, Inc. Mr. Howell is a member of the board of directors of Libbey, Inc., Global Lite Array Inc. (a subsidiary of Global-Tech Advanced Innovations Inc.) and Great Lakes Cheese, Inc., a privately held company. Mr. Howell received a Master of Arts degree in Economics from Cambridge University. In determining Mr. Howell’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and financial reporting as well as his general business expertise.

George M. Middlemas. Mr. Middlemas has been a director since April 1993. Mr. Middlemas has been a general partner with Apex Venture Partners, a diversified venture capital management group, since 1991. From 1985 to 1991, Mr. Middlemas was Senior Vice President of Inco Venture Capital Management, primarily involved in venture capital investments for Inco Securities Corporation. From 1979 to 1985, Mr. Middlemas was Vice President and a member of the Investment Committee of Citicorp Venture Capital Ltd., where he sourced, evaluated and completed investments for Citicorp. Mr. Middlemas is a director of Advanced Equities Financial Corporation and Combinenet and previously served 15 years as a director of the Joffrey Ballet of Chicago. Mr. Middlemas received a Bachelor’s degree in History and Political Science from Pennsylvania State University, a Masters degree in Political Science from the University of Pittsburgh and a Master of Business Administration from Harvard Business School. In determining Mr. Middlemas’s qualifications to serve on the board of directors, the board of directors has considered, among other things, his extensive experience and expertise in finance and investment management, as well as his Certified Public Accountant (“CPA”) Certificate.

The proxy cannot be voted for more than the six nominees named. Directors are elected for one-year terms or until the next annual meeting of the shareholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the proxy holders named in the enclosed proxy card intend to vote for such other person or persons as the Nominating Committee may nominate.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.

____________________________

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)

Action is to be taken by the shareholders at the Meeting with respect to the ratification and approval of the selection by the Audit Committee of the Company’s board of directors of GHP Horwath, P.C. (“GHP”) to be the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2014. In the event of a negative vote on such ratification, the Audit Committee of the board of directors will reconsider its selection. A representative of GHP is expected to be present at the Meeting. The GHP representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

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The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, GHP is required to confirm that the provision of such services does not impair the auditors’ independence. Before selecting GHP, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with GHP in all of these respects. The Audit Committee’s review included inquiry concerning any litigation involving GHP and any proceedings by the SEC against the firm.

GHP has no direct or indirect financial interest in the Company and does not have any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director nor associate of the Company has any interest in GHP.

Fees – For the fiscal years ended August 31, 2013 and 2012, the Company was billed the following audit, audit-related, tax and other fees by its independent registered public accountant. The tax fees are comprised entirely of fees for the preparation of the federal and state corporate tax returns. The Audit Committee approved 100% of these fees in accordance with the Audit Committee Charter.

	For the Fiscal Years Ended:
	August 31, 2013	August 31, 2012
Audit Fees	$61,000	$62,850
Audit Related Fees	$—	$—
Tax	$8,500	$9,000
All Other Fees	$—	$—

Pre-Approval Policy – The Audit Committee has established a pre-approval policy in its charter. In accordance with the policy, the Audit Committee pre-approves all audit, non-audit and internal control related services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

____________________________

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal No. 3)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officer as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC.

We urge shareholders to read the “Executive Compensation” section beginning on page 10 of this Proxy Statement, as well as the Summary Compensation Table and other related compensation tables and narrative, beginning on page 13 of the Proxy Statement, which provide detailed information on the compensation of our named executive officer. The Company’s compensation programs are designed to support its business goals and promote short- and long-term profitable growth of the Company. Our 2004 Plan and our proposed 2014 Plan are intended to align compensation with the long-term interests of our shareholders.

We are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the disclosure under the heading “Executive Compensation” and in the compensation tables and accompanying narrative discussion in the Company’s Definitive Proxy Statement.

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This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Company or the board of directors. The say-on-pay proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officer and the executive compensation policies, practices, and plans described in this Proxy Statement. Although non-binding, the board of directors will carefully review and consider the voting results when making future decisions regarding the Company’s executive compensation program.

The Board of Directors recommends A vote “FOR” the APPROVAL, ON AN advisory BASIS, OF THE compensation OF THE COMPANY’S NAMED EXECUTIVE OFFICER.

____________________________

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal No. 4)

The Dodd-Frank Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek advisory votes on the compensation of our named executive officer as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this Proposal 4, shareholders may indicate whether they would prefer that we conduct advisory votes on executive compensation every one, two, or three years. Shareholders also may, if they desire, abstain from casting a vote on this proposal.

After consideration of the various arguments supporting each frequency level, the board of directors has determined that it will not make a recommendation regarding the frequency of the shareholders’ advisory vote on the compensation of the company’s named executive officer. The board of directors will determine the frequency of future votes on executive compensation after taking into consideration the preferences of the shareholders as reflected by the results of the advisory vote at the Meeting. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining).

We are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the option of every one year, two years, or three years that receives the most votes cast by shareholders present in person or by proxy and entitled to vote at the Annual Meeting will be determined to be the preferred frequency of the shareholders for holding an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the disclosure under the heading “Executive Compensation” and in the compensation tables and accompanying narrative discussion in the Company’s Definitive Proxy Statement.

This vote is advisory and not binding on the Company or the board of directors. Although non-binding, the board of directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. Notwithstanding the outcome of the shareholder vote, the board of directors may decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

The Board of Directors IS NOT MAKING a recommendation on proposal no. 4 regarding the frequency of the shareholder advisory vote on approval of compensation of the company’s named executive officers.

____________________________

APPROVAL OF PURE CYCLE CORPORATION 2014 EQUITY INCENTIVE PLAN
(Proposal No. 5)

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Background

In 2004 the shareholders approved the 2004 Plan that provided for option and stock grants to officers, employees, consultants and directors of the Company. The 2004 Plan expires on April 12, 2014. In order to enable the Company to continue its historic practice of providing long-term incentives to officers, employees, consultants and directors, the board of directors is submitting the Pure Cycle Corporation 2014 Equity Incentive Plan to the shareholders for approval. The board of directors believes that it is in the best interest of the Company and the shareholders to approve the 2014 Plan. The board of directors approved the 2014 Plan on October 21, 2013, subject to approval by the shareholders at the Meeting. The 2014 Plan will become effective on April 12, 2014, or on the date it is approved by the shareholders, whichever is later. The 2014 Plan will replace the 2004 Plan, which expires on April 12, 2014. If the shareholders do not approve the 2014 Plan, the Company will be limited in its ability to offer equity incentive awards to officers, employees, consultants and directors after April 12, 2014, the expiration date of the 2004 Plan.

Summary Description of the 2014 Plan

The material provision of the 2014 Plan are summarized below: The following description of the 2014 Plan is a summary and is qualified in its entirety by reference to the 2014 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Shareholders are urged to review the 2014 Plan before determining how to vote on this proposal.

Purpose – The purpose of the 2014 Plan is to attract, motivate and retain officers, employees, consultants, and directors by issuing common stock based incentives to directors, officers, employees and consultants who are selected for participation. By relating incentive compensation to increases in shareholder value, it is hoped that these individuals will both continue in the long-term service of the Company and be motivated to experience a heightened interest and participate in the future success of Company operations. The 2014 Plan is designed so that the interests of individuals selected to receive the award will be more closely aligned with that of the Company’s shareholders.

Participation – Participants in the 2014 Plan shall be those officers, full and part-time employees, consultants and non-employee directors who, in the judgment of the Committee are performing, or during the term of their incentive arrangement, will perform important services in the management, operation and development of the Company, and are expected to significantly contribute to long term corporate economic objectives. The 2014 Plan is administered by the board of directors or the Compensation Committee of the board of directors (the “Administrator”). Subject to the terms of the 2014 Plan, the Administrator determines the persons to whom awards are granted, the types of awards granted, the number of shares subject to the awards, the vesting schedules, the type of consideration to be paid to the Company upon exercise of awards and the term of any award (which cannot exceed ten years). No single participant may be granted an award in excess of 300,000 shares in a twelve-month period. The Administrator may delegate to officers the power to make these determinations, except with respect to grants to executive officers and directors. There are currently one officer, four employees, six non-employee directors and no consultants eligible to participate in the 2014 Plan.

Form of Awards – Awards under the 2014 Plan may be granted in any one or all of the following forms: (i) incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-qualified stock options (“NSOs”); (iii) stock appreciation rights, which may be granted in tandem with options or on a stand-alone basis; (iv) shares of restricted stock; (v) shares of unrestricted stock; (vi) performance shares, and (vii) performance units.

Maximum Shares Available – The maximum aggregate number of shares of common stock available for award under the 2014 Plan is 1,600,000, subject to adjustment as provided in the 2014 Plan. Shares that are subject to an award which are not used because the terms of the award are not met, including shares which expire, terminate or are forfeited, shares used for full or partial payment of the purchase price of an award, and shares retained by the Company for withholding tax purposes will be available for subsequent awards under the 2014 Plan.

Options – Under the 2014 Plan, the Administrator may grant both ISOs and NSOs. Options may not be granted under the 2014 Plan at an exercise price of less than the fair market value of the common stock on the date of grant and the term of options cannot exceed ten years. ISOs may only be granted to persons who are employees of the Company. The exercise price of an ISO granted to a holder of more than 10% of the common stock must be at least 110% of the fair market value of the common stock on the date of grant, and the term of these options cannot exceed five years. No more than 1,600,000 shares are available for grant as ISOs. The aggregate market price (determined at the date of grant) of common stock with respect to which ISO’s are exercisable for the first time by any option holder during any year under all Company plans may not exceed $100,000. ISOs granted pursuant to the 2014 Plan may not be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of the death, disability, or retirement of the option holder, the option may be exercised by the holder (or such holder’s estate, as the case may be), for a period of up to one year after the date of death, disability or retirement.

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Stock Appreciation Rights – The Administrator may grant free standing stock appreciation rights or stock appreciation rights in tandem with option awards. Stock appreciation rights represent the right to receive upon exercise an amount payable in cash or common stock equal to (A) the number of shares with respect to which the stock appreciation right is being exercised multiplied by (B) the excess of (i) the fair market value of a share of common stock on the date the award is exercised over (ii) the exercise price specified in the award agreement.

Tandem stock appreciation rights may be exercisable only to the extent that the related option is exercisable and will be exercisable only for such period as the Administrator determines, which may expire prior to the expiration of the related option. If a stock appreciation right is issued in tandem with an option, the exercise of the stock appreciation right or the related option will result in an equal reduction in the number of corresponding shares subject to the option or stock appreciation right, as applicable, that were granted in tandem with such stock appreciation right or option. Nontandem stock appreciation rights will be exercisable during such period as the Administrator determines.

At the discretion of the Administrator, payment upon exercise may be in cash, shares of common stock (with or without restrictions), or any combination thereof, as determined by the Administrator in its sole discretion.

Performance Awards – Under the performance award component of the 2014 Plan, participants may be granted an award denominated in shares of common stock (“performance shares”) or in dollars (“performance units”). Achievement of the performance targets, or multiple performance targets established by the Administrator relating to corporate, group, unit or individual performance based upon standards set by the Administrator shall entitle the participant to payment at the full amount or a portion of the amount specified with respect to the award, at the discretion of the Administrator based on its evaluation of the performance of the target goals applicable to such award. Payment may be made in cash, common stock or any combination thereof, as determined by the Administrator, and shall be adjusted in the event the participant ceases to be an employee of the Company before the end of a performance cycle by reason of death, disability or retirement.

Stock Awards – Under the stock component of the 2014 Plan, the Administrator may, in selected cases, grant to a plan participant a given number of shares of restricted stock or unrestricted stock. Restricted stock under the 2014 Plan is common stock restricted as to sale pending fulfillment of such vesting schedule and employment requirements as the Administrator shall determine. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The 2014 Plan provides for forfeiture of restricted stock for breach of conditions of grant.

Non-Employee Director Awards – The 2014 Plan also permits the board of directors (and not the Compensation Committee) to grant awards of NSOs, restricted stock or unrestricted stock to non-employee directors. The board may authorize individual grants or adopt one or more formulas for grants of awards to the non-employee directors. All options granted to non-employee directors must have an exercise price equal to the fair market value at the date of grant.

Exercise Price – The exercise price of awards may be paid in cash, in shares of common stock (valued at fair market value at the date of exercise), by delivery of a notice of exercise together with irrevocable instructions to a broker to deliver to the Company the proceeds of the sale of common stock or of a loan from the broker sufficient to pay the exercise price, by having the Company withhold from shares being exercised the number of shares having a fair market value equal to the exercise price for all shares being exercised, or by a combination of the foregoing means of payment, as may be determined by the Administrator. The Company may guarantee a third-party loan or make a loan to a participant that is not an officer or director if all or part of the exercise price of such loan is secured by the stock underlying the award and the loan bears a market interest rate.

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162(m) Awards – Generally the Company cannot deduct compensation paid to the named executive officers in excess of $1,000,000. An exemption is available for “qualified performance based” compensation that satisfies the requirements of Section 162(m) of the Code. The 2014 Plan permits the Administrator to establish awards which qualify for the exemption. In order to qualify, an award must be based on the achievement of one or more objective performance goals selected by the Administrator which shall be based on one or any combination of the following: specified levels of earnings per share, operating income (before or after taxes), production or production growth, resource replacement or resource growth, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth), successful completion of financing, cash flows, or cost control, of the Company, an affiliate, or a division for or within which the participant is primarily employed. Such performance goals may also be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies. The Administrator may not adjust such an award upwards, nor may it waive the achievement of goals except in the case of death or disability of the participant.

Adjustments – The 2014 Plan provides that the total number of shares covered by such 2014 Plan, the number of shares covered by each award and the exercise price per share may be proportionately adjusted by the Administrator in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company. Upon a merger or sale of substantially all assets of the Company, the Administrator will have the power and discretion to prescribe the terms for exercise or modification of outstanding awards under the 2014 Plan. In addition, upon a change of control, the Administrator is authorized to make adjustments in outstanding awards, including acceleration of exercise dates and vesting schedules, granting cash bonuses to award holders equal to the exercise price, making cash payments to holders equal to the difference between the fair market value and the exercise price of awards in exchange for cancellation of the awards, and elimination of restrictions on vesting of restricted stock or performance shares.

Amendments – The board of directors may amend or discontinue the 2014 Plan at any time, provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements or if the board of directors, on advice of counsel, determines that shareholder approval is otherwise necessary or desirable. No amendment or discontinuance shall adversely affect the rights and obligations with respect to outstanding awards under the 2014 Plan without the consent of award holders.

Registration of Underlying Common Stock – If the 2014 Plan is approved by the shareholders, the Company expects to file a registration statement on Form S-8 to register up to the 1,600,000 shares of common stock that will be reserved for issuance under the 2014 Plan.

Comparison of 2014 Plan to 2004 Plan

The provisions of the 2014 Plan are substantially similar to the provisions of the expiring 2004 Plan. The 2014 Plan varies in substance from the expiring 2004 Plan as follows:

•	The repricing provisions were revised to eliminate the ability of the Administrator to reprice outstanding awards unless shareholder approval is obtained;
•	Stock appreciation rights were added as a type of award available for grant under the 2014 Plan; and
•	The section governing awards to non-employee directors was revised to eliminate the specific formula grants awarded to non-employee directors upon initial election to the board and upon reelection to the board. Instead, subject to certain limitations, the board of directors has discretion to determine the nature of awards, the number of shares subject to awards, and the other terns of awards granted to non-employee directors, including the discretion to adopt one or more formulas for the determination of non-employee director awards.

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Current Plan Benefits

The following table sets forth information as of August 31, 2013, with respect to the Company’s 2004 Plan. The Company does not have any other equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	347,500	$5.62	1,218,311
Equity compensation plans not approved by security holders	—	—	—
Total	347,500	$5.62	1,218,311 (1)

____________________

(1) The securities available for issuance under the 2004 Plan will cease to be available on April 12, 2014, the expiration date of the 2004 Plan.

New Plan Benefits

No awards have been proposed or are determinable at this time for the 2014 Plan. However, if the 2014 Plan had been in effect during the last fiscal year, the non-employee directors would have received 6,500 shares each at the annual meeting upon reelection to the board. Such grants are reflected below.

2014 Equity Incentive Plan
Position	Dollar Value ($)(1)	Number of Units

Executive Group (1 person)	(2)	(2)
Non-Executive Director Group (5 persons)	76,800	32,500 (3)
Non-Executive Officers (none)	(2)	(2)
Employee Group (5 persons)	(2)	(2)

____________________

(1)	Dollar value based on the fair market value on January 16, 2013, the date of the 2013 annual meeting.

(2)	If the proposed 2014 Plan is approved, the shares authorized for the 2014 Plan will be used only for future grants. No awards have been proposed or are determinable at this time for these groups.

(3)	The board of directors anticipates continuing the practice under the 2004 Plan of awarding an NSO to purchase 6,500 shares of common stock to each non-employee director on the date of the annual meeting for service on the board of directors. Such options are expected to vest on the first anniversary of the date of grant.

Federal Income Tax Consequences of the Equity Incentive Plan

The following is a general summary of the federal income tax consequences that may apply to recipients of options, stock appreciation rights, stock, performance shares and performance units under the 2014 Plan. Because the application of the tax laws may vary according to individual circumstances, each participant is urged to seek professional tax advice concerning the tax consequences to him or her of participation in the 2014 Plan including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

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Incentive Stock Options – A participant who is granted an ISO recognizes no taxable income when the ISO is granted and generally recognizes no taxable income upon exercise of the ISO unless the alternative minimum tax applies (see below). A participant who exercises an ISO recognizes taxable gain or loss when the participant sells the shares purchased pursuant to the ISO. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year from the date the option was exercised and for more than two years after the option was granted. In this event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially up to six months thereafter if the option holder is subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Act”) as a director, officer or greater than 10% shareholder) and the exercise price, but, in the case of a disposition in which a loss (if sustained) would be recognized, not exceeding the net gain upon such disposition. The Company generally receives a corresponding deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the option holder. Long-term capital gain is currently taxed at a more favorable rate than ordinary income, but the deduction of capital losses is subject to limitation.

Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax (“AMT”). The AMT is payable only if and to the extent that it exceeds the taxpayer’s regular tax liability, and AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an incentive stock option is treated as if it were a non-statutory option (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter if the option holder is subject to Section 16(b) of the Act) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year as the options are exercised.

Non-Statutory Stock Options – The tax treatment of NSOs differs significantly from the tax treatment of ISOs. Similar to an ISO, no taxable income is recognized when an NSO is granted. However, upon the exercise of an NSO, the difference between the fair market value of the shares on the date of exercise and the exercise price of the option is taxable as ordinary compensation income to the recipient. In addition, the Company is entitled to a compensation deduction for the amount of ordinary income recognized by the option holder. If the option holder is subject to Section 16(b) of the Act, the date for measuring taxable income potentially may be deferred for up to six months (unless the employee makes an election under Section 83(b) of the Code within 30 days after the exercise date).

Stock Appreciation Rights – No income will be recognized by a participant in connection with the grant of a tandem stock appreciation right or a nontandem stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise of the stock appreciation right. The Company is entitled to a compensation deduction for the amount of ordinary income recognized by the participant.

Unrestricted Stock – Grantees of unrestricted stock awards generally will recognize taxable income in an amount equal to the fair market value of the stock at the time of the grant (or potentially up to six months thereafter if the grantee is subject to Section 16(b) of the Act) less the amount, if any, paid for the stock.

Restricted Stock – Grantees of restricted stock awards generally do not recognize income at the time of the grant of such awards. However, when shares of restricted stock are no longer subject to a substantial risk of forfeiture (or potentially up to six months thereafter if the grantee is subject to Section 16(b) of the Act), grantees recognize ordinary income in an amount equal to the fair market value of the stock less the amount, if any, paid for the stock. Alternatively, the grantee of restricted stock may elect, under Section 83(b) of the Code to recognize income upon the grant of the stock and not at the time the restriction lapses, provided this election is properly made within 30 days after the grant. The Company is entitled to deduct an amount equal to the fair market value of the stock at the time the grantee recognizes income related to the grant.

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Performance Awards – Generally no income will be recognized by a participant upon the grant of a performance award. When payment is made with respect of the earn-out of a performance award (or, with respect to performance shares, potentially up to six months thereafter if the grantee is subject to section 16(b) of the Act), the recipient generally will be required to recognize ordinary income in an amount equal to the cash received and the fair market value of any unrestricted shares of common stock received. The Company is entitled to a compensation deduction for the amount of ordinary income recognized by the participant.

Withholding – The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any award under the 2014 Plan, including, but not limited to withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

Compliance with Section 409A of the Code – To the extent applicable, it is intended that the 2014 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2014 Plan and any grants made under the 2014 Plan will be administered in a manner consistent with this intent.

Limitations on the Company’s compensation deduction – The Company’s ability to take a compensation deduction based on the amount of ordinary income recognized by a participant is subject to certain limitations attributable to payments of excess compensation such as Sections 162(m) and 280G of the Code.

Effective Date

If the proposed 2014 Incentive Plan is approved by the shareholders, it will become effective on April 12, 2014, or the date of approval by the shareholders, whichever is later.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PURE CYCLE CORPORATION 2014 EQUITY INCENTIVE PLAN
____________________________

ACTION TO BE TAKEN UNDER THE PROXY

The proxy will be voted “FOR” the individuals nominated by the board and “FOR” approval of proposals 2, 3, and 5, and as an abstention on proposal 4, unless the proxy is marked in such a manner as to withhold authority to so vote. The proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. Management knows of no other matters, other than the matters set forth above, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

OTHER INFORMATION

Section 16 (a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers and persons who are beneficial owners of more than 10% of common stock are required to file reports of their holdings and transactions in common stock with the SEC and furnish the Company with such reports. Based solely upon the review of the copies of the Section 16(a) reports received by the Company and written representations from these persons, the Company believes that during the fiscal year ended August 31, 2013, all the directors, executive officers and 10% beneficial owners complied with the applicable Section 16(a) filing requirements. The Company files the Form 4s on behalf of directors with respect to stock option grants awarded by the Company.

Shareholder Proposals

Shareholder proposals for inclusion in the Proxy Statement for the 2015 annual meeting of shareholders must be received at the principal executive offices of the Company by August 7, 2014 but not before June 9, 2014. For more information refer to the Company’s Bylaws which were filed as Appendix C to the Proxy Statement on Schedule 14A filed with the SEC on December 14, 2007. The Company is not required to include proposals received outside of these dates in the proxy materials for the 2015 annual meeting of shareholders, and any such proposals shall be considered untimely. The persons named in the proxy will have discretionary authority to vote all proxies with respect to any untimely proposals.

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Delivery of Materials to Shareholders with Shared Addresses

The Company utilizes a procedure approved by the SEC called “householding”, which reduces printing and postage costs. Shareholders who have the same address and last name will receive one copy of the Important Notice Regarding the Availability of Proxy Materials or one set of printed proxy materials unless one or more of these shareholders has provided contrary instructions.

If you wish to receive a separate copy of the proxy statement, the Notice, or the Company’s Annual Report on Form 10-K, or if you are receiving multiple copies and would like to receive a single copy, please contact the Company’s transfer agent at 1-855-418-5058, or write to or call the Company’s Secretary at the Company’s address or phone number set forth above, and the Company will undertake to deliver such documents promptly. If your shares are owned through a bank, broker or other nominee, you may request householding by contacting the nominee.

Form 10-K and Related Exhibits

The Company’s Annual Report on Form 10-K is available, free of charge, at the Company’s website, www.purecyclewater.com, or at the SEC’s website, www.sec.gov. In addition, the Company will furnish a copy of its Form 10-K to any shareholder free of charge and a copy of any exhibit to the Form 10-K upon payment of the Company’s reasonable expenses incurred in furnishing such exhibit(s). You may request a copy of the Form 10-K or any exhibit thereto by writing the Company’s Secretary at: Pure Cycle Corporation, 1490 Lafayette Street, Suite 203, Denver, CO 80218, or by sending an email to info@purecyclewater.com. The information on the Company’s website is not part of this proxy statement.

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Appendix A

Proposed Plan

PURE CYCLE CORPORATION

 2014 EQUITY INCENTIVE PLAN

 To be effective as of April 12, 2014

SECTION 1
INTRODUCTION

1.1              Establishment. Pure Cycle Corporation hereby establishes the Pure Cycle Corporation 2014 Equity Incentive Plan (the “Plan”) for certain officers, employees, consultants, and directors of the Company.

1.2              Purposes. The purposes of the Plan are to provide the officers, employees, consultants, and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of such persons is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to enhance the ability of the Company to attract, retain and motivate officers, employees, consultants, and directors by providing an opportunity for investment in the Company.

SECTION 2
DEFINITIONS

2.1              Definitions. The following terms shall have the meanings set forth below:

(a)                “Administrator” means (i) the Board, or (ii) one or more committees of the Board or another committee (within its delegated authority) to whom the Board or such committee has delegated all or part of its authority under this Plan. Any committee under clause (ii) hereof which makes grants to “officers” of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, shall be a Non-Employee Director. Further, if the Administrator consists of less than the entire Board, then to the extent necessary for any Award to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, each member of the Administrator will be an Outside Director. To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). For purposes of the preceding provisions, if one or more members of the Administrator is not a Non-Employee or not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Administrator, then the Administrator, with respect to the action, will be deemed to consist only of the members of the Administrator who have not recused themselves or abstained from voting.

(b)               “Affiliated Entity” means (i) any corporation or other entity (including but not limited to a partnership) that directly, or through one or more intermediaries controls, is controlled by, or is under common control with, Pure Cycle Corporation, or (ii) any entity in which the Company has a significant equity interest, as determined by the Administrator.

(c)                “Award” means a grant made under this Plan in the form of Options, Stock Appreciation Rights, unrestricted Stock, Restricted Stock, Performance Shares, or Performance Units.

(d)               “Award Holder” has the meaning set forth in Section 3.4.

(e)                “Award Agreement” means a written document delivered by the Company to the recipient of an Award specifying the terms of such Award. Such document must specify, at a minimum, the number of Shares subject to the Award, and to the extent applicable, the exercise price, vesting schedule, restrictions, performance targets, and with respect to Options and Stock Appreciation Rights, any terms which vary from the default provisions provided in the Plan. Such document need not be signed by the Award recipient.

(f)                “Board” means the board of directors of the Company.

(g)               “Company” means Pure Cycle Corporation, a Colorado corporation, together with its Affiliated Entities except where the context otherwise requires.

(h)               “Consultant” means any person, including an advisor, engaged by the Company to render consulting or advisory services and who is compensated for such services and such person is eligible to receive shares registered on Form S-8 under the Securities Act. Mere service as a Director or payment of a director’s fee by the Company or an Affiliated Entity shall not be sufficient to constitute “consulting or advisory services” rendered to the Company or an Affiliated Entity.

(i)                 “Covered Employee” has the meaning set forth in Section 162(m)(3) of the Internal Revenue Code.

(j)                 “Director” means a member of the Board.

(k)               “Effective Date” means April 12, 2014, or the date on which the Plan is initially approved by a vote of the shareholders of the Company, whichever is later.

(l)                 “Employee” means any person who is a full or part-time employee (including, without limitation, an officer or director who is also an employee) of the Company or any Affiliated Entity or any division thereof. The term also includes future employees who have received a formal offer of employment.

(m)             “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)               “Executive Officer” shall mean an officer as defined in Exchange Act Rule 16a-1(f) and any person deemed to be an “executive officer” within the scope of Section 13(k) of the Exchange Act.

(o)               “Exercise Period” means the period of time within which an Option or Stock Appreciation Right must be exercised.

(p)               “Exercise Price” means the price at which Shares subject to an Award may be purchased.

(q)               “Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(i)                 If the Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Stock as quoted on such exchange for the last market trading day prior to the time of determination (or, if there are no actual sales of such Stock on such date, the latest sales price of such Stock preceding such date);

(ii)               If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)             In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator by the reasonable application of a reasonable valuation method in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder.

(r)                 “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

(s)                “Internal Revenue Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

(t)                 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(u)               “Non-Statutory Option” means any Option other than an Incentive Stock Option.

(v)               “Option” means a right to purchase Stock at a stated price for a specified period of time.

(w)             “Outside Director” means a Director who is an “outside director” within the meaning of Internal Revenue Code Section 162(m).

(x)               “Participant” means an Employee or Director of, or Consultant to, the Company designated by the Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

(y)               “Performance Cycle” means the period of time as specified by the Administrator over which Performance Share or Performance Units are to be earned.

(z)                “Performance Shares” means an Award made pursuant to Section 9 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

(aa)            “Performance Units” means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

(bb)           “Plan Year” means each 12-month period beginning September 1 and ending the following August 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to August 31 of that year.

(cc)            “Qualifying Awards” means Options and Stock Appreciation Rights granted with an Exercise Price of not less than the Fair Market Value of a share of Stock on the date of grant.

(dd)          “Restricted Stock” means Stock granted under Section 8 that is subject to restrictions imposed pursuant to such Section.

(ee)            “Service Provider” means an Employee or Director of, or Consultant to, the Company or an Affiliated Entity.

(ff)             “Share” means a share of Stock.

(gg)           “Stock” means the common stock, $.01 par value, of the Company.

(hh)           “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or Shares equal to the number of Shares with respect to which the Stock Appreciation Right is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the Exercise Price specified in the Award Agreement.

2.2              Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

SECTION 3
PLAN ADMINISTRATION

3.1              Authority of Administrator. The Plan shall be administered by the Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Administrator; (vii) subject to the limitations in Sections 6 and 15, to make any adjustment in the Exercise Price, the number of Shares subject to, or the terms of, an outstanding Award by amendment, substitution, or regrant, provided that if the amendment, substitution, or regrant effects a repricing (which shall not include adjustments contemplated by Sections 4 and 11), shareholder approval shall be required before repricing is effective; (viii) determine whether, to what extent, and under what circumstances to accelerate the exercisability of any Award or the end of a Performance Cycle or the termination of the restriction period for any Restricted Stock Award; (ix)  correct any defect, supply any omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or agreement relating to the Plan or any Award hereunder; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. To the extent necessary or appropriate, the Administrator may adopt sub-plans consistent with the Plan to conform to applicable state or foreign securities or tax laws.

3.2              Determinations Under the Plan. Unless otherwise expressly provided in the Plan all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliated Entity, any Participant, any holder or beneficiary of any Award, and any shareholder. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his or her services as an Administrator. Service on a committee acting as the Administrator shall constitute service as a director of the Company entitling members to any indemnification of liability benefits applicable to directors with respect to their services as Administrator.

3.3              Delegation of Certain Responsibilities. The Administrator may, in its sole discretion, delegate to appropriate officers of the Company the administration of the Plan under this Section 3; provided, however, that no such delegation by the Administrator shall be made (i) if such delegation would not be permitted under applicable law or (ii) with respect to the administration of the Plan as it affects Executive Officers, Covered Employees, or Directors of the Company, and provided further that the Administrator may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Subject to the above limitations, the Administrator may delegate to the Chief Executive Officer of the Company its authority under this Section 3 to grant Awards to employees who are not Executive Officers, Covered Employees, or Directors of the Company. All authority delegated by the Administrator under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for, conditions on, or limitations to the exercise of such authority that may from time to time be established by the Administrator.

3.4              Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be delivered to the Participant to whom the Award is granted (the “Award Holder”).

3.5              Date of Grant. An Award shall be considered as having been granted on the date specified in the grant resolution of the Administrator.

SECTION 4
STOCK SUBJECT TO THE PLAN

4.1              Number of Shares. Subject to adjustment as provided in Section 4.3, one million six hundred thousand (1,600,000) Shares are initially authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. Subject to adjustment as provided in Section 4.3, no Participant may be granted Awards in any twelve-month period with respect to more than three hundred thousand (300,000) Shares. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the individual share limit set forth in this Section 4.1. The Shares may be divided among the various Plan components as the Administrator shall determine, except that no more than one million six hundred thousand (1,600,000) Shares as calculated pursuant to Section 4.2 shall be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the vesting or exercise of Awards shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2              Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Award is exercised and any Shares retained by the Company pursuant to Section 16.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Award is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares shall still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3              Adjustments for Stock Split, Stock Dividend, etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares of Stock as to which Awards may be granted under the Plan, and (ii) the Shares of Stock then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

4.4              Dividend Payable in Stock of Another Corporation, etc. Except as set forth in Section 4.5 below, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof or vesting thereof, as applicable. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

4.5              Spin-offs. If the Company shall at any time pay or make any dividend or other distribution upon the Stock in the nature of a spin-off, for example a dividend payable in securities of an Affiliated Entity, the Administrator shall in its discretion determine what changes are equitably required to outstanding Awards to effect the spin-off, including but not limited to treating Awards of Employees remaining with the Company differently from Awards to Employees of the newly spun-off entity, substituting Awards for Company Stock for Awards of stock in the spun-off entity, and allowing either the Company, the spun-off entity or both to hold the securities or property set aside for Award participants.

4.6              Other Changes in Stock. In the event there shall be any change, other than as specified in Sections 4.3, 4.4 and 4.5, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.7              General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Award with an Exercise Price, the total Exercise Price for the shares of Stock then subject to the Award shall remain unchanged but the Exercise Price per share under each such Award shall be equitably adjusted by the Administrator to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Award may have been changed.

4.8              Determination by Administrator. Adjustments under this Section 4 shall be made by the Administrator, whose determinations with regard thereto shall be final and binding upon all persons.

SECTION 5
PARTICIPATION

Participants in the Plan shall be those Employees, Directors, or Consultants who, in the judgment of the Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Administrator, receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to (i) Consultants, (ii) part-time employees, (iii) Non-Employee Directors, or (iv) Employees of any partnership or other entity which is included within the definition of an Affiliated Entity but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Administrator shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Administrator, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

SECTION 6
STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS

6.1              Grant of Options to Employees and Consultants. Coincident with or following designation for participation in the Plan, a Participant (other than a Non-Employee Director) may be granted one or more Options. The Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2              Option Agreements. Except as otherwise set forth in an Award Agreement delivered to the Participant, each Option shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent therewith as the Administrator may consider appropriate in each case.

(a)                Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Administrator. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any year (under all plans of the Company and any Affiliated Entity) exceeds $100,000, such Options shall be treated as not being Incentive Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as not being an Incentive Stock Option.

(b)               Price. Except for the limitations on Incentive Stock Options set forth below, the price at which each Share covered by an Option may be purchased shall be determined in each case by the Administrator and set forth in the Award Agreement. In no event shall the Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the date the Option is granted. Further, the Exercise Price for each Share covered by an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

(c)                Duration of Options. The Administrator shall determine the period of time within which the Option may be exercised by the Award Holder. The Exercise Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Exercise Period of an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such Option is granted. Any Exercise Period determined by the Administrator to be shorter than the ten or five-year term set forth above, must be set forth in an Award Agreement. Each Award Agreement shall also state the periods of time, if any, as determined by the Administrator, when incremental portions of each Option shall vest. If any Option is not exercised during its Exercise Period, it shall be deemed to have been forfeited and of no further force or effect.

(d)               Termination of Service, Retirement, Death or Disability. Except as otherwise determined by the Administrator, each Option shall be governed by the following terms with respect to the exercise of the Option if an Award Holder ceases to be a Service Provider:

(i)                 If the Award Holder ceases to be a Service Provider within the Exercise Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this Section 6.2(d), “cause” shall mean (A) if applicable, “cause” as defined on a written contract between the Award Holder and the Company, or (B) in any other case, a gross violation, as determined by the Company, of the Company’s established policies and procedures. The effect of this Section 6.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this Section 6.2(d)(i) shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any Service Provider.

(ii)               If the Award Holder ceases to be a Service Provider with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Award Holder within 10 days of such termination), the Option may be exercised by the Award Holder, or in the case of death, by the persons specified in clause (iii) of this Section 6.2(d), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Award Holder ceased to be a Service Provider.

(iii)             If the Award Holder dies (A) while he or she is a Service Provider, (B) within the three-month period referred to in clause (v) below, or (C) within the three or twelve-month period referred to in clause (ii) above, the Option may be exercised by those entitled to do so under the Award Holder’s will or by the laws of descent and distribution within twelve months following the Award Holder’s death (provided that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Award Holder ceased to be a Service Provider.

(iv)             If the Award Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) while a Service Provider, Incentive Stock Options held by the Award Holder may be exercised by the Award Holder within twelve months following the date the Award Holder ceased to be a Service Provider (provided that such exercise must occur within the Exercise Period), but not thereafter. If the Award Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) while a Service Provider or within three-month period referred to in clause (v) below or within the twelve-month period following his or her retirement as provided in clause (ii) above, Non-Statutory Options held by the Award Holder may be exercised by the Award Holder within twelve months following the date of the Award Holder’s disability (provided that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Award Holder ceased to be a Service Provider.

(v)               If the Award Holder ceases to be a Service Provider within the Exercise Period for any reason other than cause, retirement as provided in clause (ii) above, disability as provided in clause (iv) above or the Award Holder’s death, the Option may be exercised by the Award Holder within three months following the date of such cessation (provided that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date that the Award Holder ceased to be a Service Provider.

(e)                Exercise, Payments, etc. The method for exercising and paying the Exercise Price of each Option granted under the Plan shall be as set forth in Section 16.

SECTION 7
stock appreciation rights

7.1              Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Stock Appreciation Rights. The Administrator may grant free standing Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or any combination thereof.

7.2              Award Agreement. Except as otherwise set forth in an Award Agreement delivered to the Participant, each Stock Appreciation Right shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent therewith as the Administrator may consider appropriate in each case.

(a)                Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Administrator.

(b)               Price. The Exercise Price of a Stock Appreciation Right shall be determined in each case by the Administrator and set forth in the Award Agreement. In no event shall the Exercise Price for a Stock Appreciation Right be less than the Fair Market Value of the Stock on the date the Award is granted.

(c)                Term. The Administrator shall determine the period of time within which the Stock Appreciation Right may be exercised by the Award Holder. The Exercise Period must expire, in all cases, not more than ten years from the date an Award is granted. If any Stock Appreciation Right is not exercised during its Exercise Period, it shall be deemed to have been forfeited and of no further force or effect.

(d)               Vesting. Each Stock Appreciation shall become exercisable and vest over such period of time or upon such events as determined by the Administrator (including based on achievement of performance goals or future service requirements), which vesting or other terms shall be set forth in an Award Agreement.

(e)                Termination of Service, Retirement, Death or Disability. Except as otherwise determined by the Administrator, each Stock Appreciation Award shall be governed by the terms set forth in Section 6.2(d) with respect to the exercise of the Stock Appreciation Right if an Award Holder ceases to be a Service Provider.

7.3              Exercise of Stock Appreciation Right. An Award Holder desiring to exercise a Stock Appreciation Right shall deliver notice to the Company in the manner set forth in Section 16.1(a) except that such notice need not be accompanied by payment. Upon the exercise of a Stock Appreciation Right, the Award Holder shall be entitled to receive from the Company an amount determined by multiplying:

(a)                The excess of the Fair Market Value of a Share on the date the Award is exercised over the Exercise Price specified in the Award Agreement; by

(b)               The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, payment upon exercise may be in cash, shares of Stock (with or without restrictions), or any combination thereof, as determined by the Administrator in its sole discretion.

7.4              Effect of Exercise of Tandem Right. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Shares subject to the Option or Stock Appreciation Right, as applicable, that were granted in tandem with such Stock Appreciation Right or Option.

SECTION 8
STOCK AWARDS

8.1              Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more unrestricted Stock Awards or Restricted Stock Awards consisting of Shares. A Stock Award may be paid by delivery of Stock, in cash or in a combination of Stock and cash, as determined by the Administrator.

8.2              Restrictions. A Participant’s right to retain a Restricted Stock Award granted to such Participant under Section 8.1 shall be subject to such restrictions, including but not limited to the Participant’s continuing to perform as a Service Provider for a restriction period specified by the Administrator, or the attainment of specified performance goals and objectives, as may be established by the Administrator with respect to such Award. The Administrator may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to (i) different Participants, (ii) different Restricted Stock Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award.

8.3              Transferability. The Participant’s right to sell, encumber or otherwise transfer Restricted Stock shall be subject to the limitations of Section 12.2 hereof.

8.4              Privileges of a Shareholder. Unless otherwise determined by the Administrator and set forth in the Award Agreement, a Participant holding Shares of Restricted Stock shall become the holder of record of the Restricted Stock on the date the Award is granted.

8.5              Enforcement of Restrictions. The Administrator may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

(a)                placing a legend on the stock certificates referring to the restrictions as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND TRANSFERABILITY RESTRICTIONS AS SET FROTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE SHAREHOLDER AND PURE CYCLE CORPORATION DATED _____________. A COPY OF THE RESTRICTED STOCK AGREEMENT IS ON FILE AT THE EXECUTIVE OFFICE OF PURE CYCLE CORPORATION.

(b)               requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(c)               requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

8.6              Termination of Service, Death or Disability. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in Section 6.2(d)(ii), all service period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other restrictions have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1              Awards Granted by Administrator. Coincident with or following designation for participation in the Plan, a Participant (other than a Non-Employee Director) may be granted Performance Shares or Performance Units.

9.2              Amount of Award. The Administrator shall establish a maximum amount of a Participant’s Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

9.3              Communication of Award. Written notice of the maximum amount of a Participant’s Award and the Performance Cycle determined by the Administrator shall be given to a Participant as soon as practicable after approval of the Award by the Administrator.

9.4              Amount of Award Payable. The Administrator shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Administrator shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Administrator. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Administrator may also establish that a portion of a full or maximum amount of a Participant’s Award will be paid (subject to Section 9.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

9.5              Adjustments. At any time prior to payment of a Performance Share or Performance Unit Award, the Administrator may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.

9.6              Payments of Awards. Following the conclusion of each Performance Cycle, the Administrator shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Administrator shall determine what, if any, Exercise Price is due with respect to an Award and whether such Exercise Price shall be made in cash, Stock or some combination. Payment shall be made in a lump sum or installments, as determined by the Administrator, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to Section 16 or such other terms and conditions as may be prescribed by the Administrator; provided, however, that, subject to Section 20.4, all payments shall be made no later than (i) March 15 of the year following the end of the Performance Cycle if such Performance Cycle ends on or before August 31 of a year, or (ii) November 15 of the year following the end of the Performance Cycle if such Performance Cycle ends on or after September 1 of a year.

9.7              Termination of Employment. If a Participant ceases to be a Service Provider before the end of a Performance Cycle by reason of his or her death, disability as provided in Section 6.2(d)(iv), or retirement as provided in Section 6.2(d)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be a Service Provider. Subject to Section 20.4, the amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of Participant’s services as a Service Provider during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be canceled.

SECTION 10
AWARDS TO NON-EMPLOYEE DIRECTORS

10.1          Board Grants. The Board (and not a committee of the Board), in its sole discretion, may grant Awards to Non-Employee Directors in the form of Non-Statutory Options, unrestricted Stock or Restricted Stock. The Board (and not a committee of the Board), in its sole discretion, may also adopt one or more formulas that provide for granting a specified Award to each Non-Employee Director for attendance at each meeting of designated committees of the Board. The Board may adopt different formulas for the various committees of the Board, and it may choose to adopt formulas for some committees and not others. Further, any formula may provide for a different grant to members of the committee charged with additional responsibilities on the committee, such as the chairman.

10.2          Administrator. The Administrator shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Award, determine the number of Shares to be issued or the time at which such Awards are to be granted, establish the duration of the Awards or alter any other terms or conditions specified in the Plan or by the Board, except in the sense of administering the Plan pursuant to the provisions of the Plan and the grant resolution of the Board.

10.3          Price of Option Shares. The exercise price per Share for any Option granted pursuant to this Section 10 shall be 100% of the Fair Market Value of the Stock on the date on which the Non-Employee Director is granted the Option.

10.4          Termination. If the Non-Employee Director ceases to be a Director for any reason, an Award which is exercisable may be exercised by the Non-Employee Director at any time following the date of such cessation provided that such exercise must occur prior to the Award expiration date. In any such case, the Award may be exercised only as to the Shares as to which the Award had become exercisable on or before the date that the Non-Employee Director ceased to be a Director.

10.5          Other Terms. Except for the limitations set forth in Sections 5, 10.3, 10.4, and 11, the terms and provisions of Awards shall be as determined from time to time by the Administrator, and Awards issued may contain terms and provisions different from other Awards granted to the same or other Award recipients. Awards shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine, subject to the provisions of the Plan.

SECTION 11
CHANGE IN CONTROL, reorganization or liquidation

11.1          Change In Control. In the event of a change in control of the Company as defined in Section 11.3, then the Administrator may, in its sole discretion, without obtaining shareholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Awards or make all such Awards fully vested and exercisable; (b) grant a cash bonus award to any Award Holder in an amount necessary to pay the Exercise Price of all or any portion of the Award then held by such Award Holder; (c) pay cash to any or all Award Holders in exchange for the cancellation of their outstanding Awards in an amount equal to the difference between the Exercise Price of such Awards and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Awards; (d) make any other adjustments or amendments to the outstanding Awards; and (e) eliminate all restrictions with respect to Awards of Restricted Stock and deliver Shares free of restrictive legends to any Participant; provided, however, that the Administrator shall not make any adjustment or amendment that would constitute a “modification” of an Award, as such term is used in Internal Revenue Code regulation § 1.409A-1(b)(5)(v), that would result in such Award being subject to additional tax pursuant to Section 409A of the Internal Revenue Code.

11.2          Performance Shares and Performance Units. Under the circumstances described in Section 11.1, the Administrator may, in its sole discretion, and without obtaining shareholder approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof; provided, however, that to the extent permitted by Section 20.4 herein, all payments shall be made no later than (i) March 15 of the year following the end of the Performance Cycle to which the Performance Shares or Performance Units relate if such Performance Cycle ends on or before August 31 of a year, or (ii) November 15 of the year following the end of the Performance Cycle to which the Performance Shares or Performance Units relate if such Performance Cycle ends on or after September 1 of a year.

11.3          Definition. For purposes of the Plan, a “change in control” shall be deemed to have occurred if: (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

11.4          Reorganization or Liquidation. In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 11.1 do not apply, the Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Administrator may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Administrator may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Administrator may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Administrator may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 11.4 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

SECTION 12
CONTINUATION OF SERVICES; TRANSFERABILITY

12.1          Continuation of Services. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider, or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Administrator at the time of such leave in accordance with then current laws and regulations.

12.2          Nontransferability. Except as provided in Section 12.3, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, except (if otherwise permitted under Section 12.4) pursuant to a domestic relations order, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Options and Stock Appreciation Rights shall, if otherwise permitted under Section 12.4, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options and Stock Appreciation Rights may be made by, the Participant’s legal representatives, heirs or legatees. If, in the opinion of the Administrator, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Administrator with evidence satisfactory to the Administrator of such status. Transfers shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Administrator.

12.3          Permitted Transfers. Pursuant to conditions and procedures established by the Administrator from time to time, the Administrator may permit Awards (other than Incentive Stock Options) to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions. In the case of initial Awards, at the request of the Participant, the Administrator may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

12.4          Limitations on Incentive Stock Options. Notwithstanding anything in this Agreement (or in any Award Agreement evidencing the grant of an Option hereunder) to the contrary, Incentive Stock Options shall be transferable only to the extent permitted by Section 422 of the Internal Revenue Code and the treasury regulations thereunder without affecting the Option’s qualification under Section 422 as an Incentive Stock Option.

SECTION 13
GENERAL RESTRICTIONS

13.1          Investment Representations. The Company may require any person to whom an Award is granted, as a condition of exercising such Award or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Award for such person’s own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2          Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

13.3          Stock Restriction Agreement. The Administrator may provide that shares of Stock issuable pursuant to an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

13.4          Shareholder Privileges. No Award Holder shall have any rights as a shareholder with respect to any Shares covered by an Award until the Award Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Award Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 14
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

SECTION 16
EXERCISE AND WITHHOLDING

16.1          Exercise, Payments, etc.

(a)                The method for exercising each Award granted under the Plan shall be by delivery to the Corporate Secretary of the Company or an agent designated pursuant to Section 18 of a notice specifying the number of Shares with respect to which such Award is exercised and payment of the Exercise Price. Such notice shall be in a form satisfactory to the Administrator and shall specify the particular Award (or portion thereof) which is being exercised and the number of Shares with respect to which the Award is being exercised. The exercise of the Award shall be deemed effective upon receipt of such notice by the Corporate Secretary or a designated agent and payment to the Company. The purchase of such Stock shall be deemed to take place at the principal office of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (b) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Award Holder. If certificates representing Stock are used to pay all or part of the Exercise Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Award Holder representing each certificate used to pay the Exercise Price, and an additional certificate shall be issued by the Company and delivered to the Award Holder representing the additional Shares, in excess of the Exercise Price, to which the Award Holder is entitled as a result of the exercise of the Award.

(b)               The exercise price shall be paid by any of the following methods or any combination of the following methods:

(i)                 in cash;

(ii)               by certified or cashier’s check payable to the order of the Company;

(iii)             if authorized by the Administrator, in its sole discretion, by delivery to the Company of certificates representing the number of Shares then owned by the Award Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Award, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Award Holder for more than six months; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Award shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Exercise Price;

(iv)             if authorized by the Administrator, in its sole discretion, by requesting to receive the number of Shares being exercised less the number of Shares having a Fair Market Value as of the exercise date equal to the aggregate Exercise Price for all Shares being exercised at the time;

(v)               if authorized by the Administrator, in its sole discretion, and subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, by delivery by a Participant (other than an Executive Officer or Director) to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Award Holder necessary to pay the exercise price; or

(vi)             if authorized by the Administrator, in its sole discretion, any combination of these methods.

(c)                In the sole discretion of the Administrator, the Company may, subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, guaranty a third-party loan obtained by a Participant (other than an Executive Officer or Director) to pay part or all of the Exercise Price of the Shares provided that such loan or the Company’s guaranty is secured by the Shares and the loan bears interest at a market rate. The Company may not make or guaranty loans to Executive Officers or Directors.

16.2          Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option or Stock Appreciation Right, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements. The Company may defer exercise of an Award unless indemnified by the Participants to the Administrator’s satisfaction against the payment of any such amount. Further, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the Participant by the Company.

16.3          Withholding with Stock. At the time the Administrator grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Administrator. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a)                All elections must be made prior to the Tax Date;

(b)               All elections shall be irrevocable; and

(c)                If the Participant is an “officer” or “director” of the Company within the meaning of Section 16 of the Exchange Act, the Participant must satisfy the requirements of such Section 16 of the Exchange Act and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

16.4          Incentive Options. In the event that an Award Holder makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Award Holder shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Award Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

SECTION 17
SECTION 162(m) PROVISIONS

17.1          Limitations. Notwithstanding any other provision of this Plan, if the Administrator determines at the time any Award of Stock, Performance Shares, or Performance Units is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Administrator may provide that this Section 17 is applicable to such Award.

17.2          Performance Goals. If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Administrator, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share, operating income (before or after taxes), production or production growth, resource replacement or resource growth, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth), successful completion of financing, cash flow, or cost control, of the Company or Affiliated Entity (or any division thereof) for or within which the Participant is primarily employed. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies. Such performance goals shall be set by the Administrator within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code and the regulations thereunder.

17.3          Adjustments. Notwithstanding any provision of the Plan other than Sections 5 and 11, with respect to any Award that is subject to this Section 17, the Administrator may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

17.4          Expiration of Grant Authority. The Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of 162(m) of the Internal Revenue Code (other than Qualifying Awards) shall terminate upon the first meeting of the Company’s shareholders that occurs in the fifth year following the year in which the Company’s shareholders first approve this Plan.

17.5          Other Restrictions. The Administrator shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(B) of the Internal Revenue Code or any successor thereto.

SECTION 18
BROKERAGE ARRANGEMENTS

The Administrator, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise of Options or the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

SECTION 19
NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees or Consultants generally, or to any class or group of Employees or Consultants, which the Company or any Affiliated Entity now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 20
REQUIREMENTS OF LAW

20.1          Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

20.2          Rule 16b-3. Transactions under the Plan and within the scope of Rule 16b-3 of the Exchange Act are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Administrator under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Administrator.

20.3          Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

20.4          Specified Employees Under Regulation 409A. For purposes of this Plan, the term “termination of employment” shall mean, with respect to any Award that constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, “separation from service” within the meaning of Section 409A of the Internal Revenue Code. Payment of any amount due a Participant after a termination of employment with the Company shall generally be made as soon as practical after such termination. However, if a Participant is a “specified employee” on the date of his or her termination of employment, as that term is defined under Sections 409A(a)(2)(A)(i) and 409A(a)(2)(B)(i) of the Internal Revenue Code, then, to the extent necessary to avoid imposition of additional taxes and interest under Section 409A of the Internal Revenue Code, any such payment shall be made on the date that is the earliest of: (i) six (6) months after the Participant’s termination of employment, (ii) the Participant’s date of death, if applicable, or (iii) such other earliest date for which such payment will not be subject to the constructive receipt, interest, and additional tax provisions of Section 409A of the Internal Revenue Code.

20.5          Regulation 409A. The payments and benefits payable under the Plan are intended to not be subject to the additional tax imposed pursuant to Section 409A of the Internal Revenue Code, and the Plan shall be construed in accordance with such intent.

SECTION 21
DURATION OF THE PLAN

No Award shall be granted under the Plan after ten years from the Effective Date; provided, however, that any Award theretofore granted may, and the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

Dated:	PURE CYCLE CORPORATION

	By:	/s/
Name:
Title:

Pure Cycle Corporation
c/o Broadridge Corporate Issuer Solutions
P O Box 1342
Brentwood, NY 11717

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Mark W. Harding 02 Harrison H. Augur 03 Arthur G. Epker, III 04 Richard L. Guido 05 Peter C. Howell
06 George M. Middlemas

The Board of Directors recommends you vote FOR proposals 2. and 3.

	For	Against	Abstain
2. Ratification of appointment of GHP Horwath, P.C. as the independent registered public accounting firm for the fiscal year ending August 31, 2014.	☐	☐	☐
3 Approval, on an advisory basis, of compensation of the Company's named executive officer.	☐	☐	☐

The Board of Directors makes no recommendation regarding voting on the following proposal:

	1 year	2 years	3 years	Abstain
4 Recommend, by advisory vote, the frequency of voting on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5 Approval of Pure Cycle Corporation 2014 Equity Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000188169_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

PURE CYCLE CORPORATION
Annual Meeting of Shareholders
January 15, 2014 2:00 PM MST
This proxy is solicited by the Board of Directors

Harrison H. Augur and Mark W. Harding, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Pure Cycle Corporation to be held on January 15, 2014 at 2PM Mountain Standard Time at the offices of Davis, Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202, or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no instructions are specified, this proxy will be voted FOR the election of all Nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 5, and as an abstention of Proposal 4. If any other matters properly come before the meeting, this proxy will be voted by the above named proxies in their discretion.

Continued and to be signed on reverse side

0000188169_2 R1.0.0.51160